As Filed with the Securities and Exchange Commission on October 27, 2006

File No. 2-15037

File No. 811-879

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 76	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 76	☒

(Check appropriate box or boxes)

HALLMARK INVESTMENT SERIES TRUST

(Exact Name of Registrant as Specified in Charter)

1250 Broadway
New York, NY 10001-3701
(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 401-5500

Edmund P. Bergan, Jr., Esq.
The Reserve

1250 Broadway
New York, NY 10001-3701
(Name and address of agent for service of process)

It is proposed that this filing become effective (check appropriate box):

☒	immediately upon filing pursuant to Paragraph (b);
☐	on pursuant to Paragraph (b);
☐	60 days after filing pursuant to Paragraph (a)(1);
☐	on (date) pursuant to Paragraph (a)(1);
☐	75 days after filing pursuant to Paragraph (a)(2); or
☐	on (date) pursuant to paragraph (a) (2) of Rule 485

If appropriate, check the following box:

☒	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

HALLMARK FIRST MUTUAL FUND
HALLMARK TOTAL RETURN BOND FUND

of Hallmark Investment Series Trust

Prospectus
October 27, 2006

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

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THE HALLMARK FIRST MUTUAL FUND
(formerly the Trainer Wortham First Mutual Fund)

Investment Objective

The Fund's primary investment objective is to seek capital appreciation through investments in common stock. The Fund's secondary investment objective is to seek income from dividends and interest.

Principal Investment Strategies

The Fund's investment strategy emphasizes investing in companies that, in the opinion of Fund management, offer prospects for capital growth and growth of earnings and dividends.

Consistent with the Fund's investment objective, the Fund:

•  may invest in the following types of equity securities: common stocks, preferred stocks, securities convertible into common stocks, warrants and any rights to purchase common stocks

•  may invest up to 15% of its net assets in foreign securities in the form of American Depository Receipts ("ADRs")

•  may invest in fixed-income securities consisting of corporate notes, bonds and debentures that are rated investment grade at the time of purchase

•  may invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. government

•  may engage in repurchase transactions

Temporary Defensive Strategies. For cash management purposes and in response to market, economic, political or other conditions, the Fund may temporarily hold up to 100% of its assets in cash or cash equivalents, including shares of affiliated money market funds. If the Fund acquires shares in an affiliated money market fund, shareholders would bear both their proportionate share of expenses in the Fund (including investment advisory fees) and, indirectly, the expenses of such money market fund (including investment advisory fees).

Disclosure of Portfolio Holdings. A description of the Fund's policies and procedures with respect to the disclosure of portfolio holdings is available in the Statement of Additional Information.

Principal Risks

Many factors affect performance and the Fund cannot guarantee that it will achieve its investment objectives. When you redeem your shares of the Fund, they could be worth more or less than what you paid for them. As a result, an investor could lose money on an investment in the Fund. The Fund is subject to the following primary risks:

Market Risk. The Fund's share price changes daily based on changes in market conditions that affect the value of the Fund's investment portfolio. A stock or bond market in which the Fund invests may go down in value in response to economic, political or financial developments. A stock or bond market may go down quickly and unpredictably.

Issuer-Specific Risks. The price of an individual security or a particular type of security can fluctuate differently than, or to a greater extent than, the market as a whole. An individual issuer's securities can fall, with little or no warning, based upon such things as a worse than expected earnings report, the loss of key management personnel, negative news about the development of a product or legal proceeding. There is also a risk that the price of a security may never reach the level that the Fund believes is representative of its full value.

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about the funds

Debt Securities. Debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the securities. Debt securities are also subject to interest rate risk. This is the risk that the value of debt securities usually fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities. Market expectations regarding future rates of inflation may also affect the value of debt securities.

Convertible Securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock. A convertible security's value usually reflects both its current income payments and the market value of the underlying common stock. The market value of a convertible debt security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible usually falls. The portion of the value of a convertible security that reflects the value of the underlying common stock is subject to the same types of market and issuer risk as that stock.

Foreign Securities Risks. Foreign securities markets often are not as developed or efficient as those in the United States and securities traded in foreign markets are often more volatile than those traded in the United States. There are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, which may make it difficult for the Fund to buy and sell securities on those exchanges. There may be less information available regarding foreign companies, making it harder to value foreign securities than U.S. securities. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent that the United States does. Some countries may not have laws comparable to the U.S. securities laws to protect investors. Accounting standards in other countries are often not the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder to accurately determine a company's financial condition. Certain foreign economic markets may be less favorable than that of the United States in terms of growth, inflation rates, capital reinvestment, diversification or balance of payments. Some countries that the Fund may invest in may experience uncertain national policies, political instability, the potential for expropriation of assets, confiscatory taxation or unfavorable diplomatic developments.

American Depositary Receipts. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. Depositary receipts would generally be subject to the same risks as the foreign securities that they evidence or into which they may be converted. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

Repurchase Agreements. If the other party to a repurchase agreement defaults on its obligation under the agreement, the Fund may suffer delays, incur costs or lose money in exercising its rights under the agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would be considered to only constitute collateral for the seller's obligation to pay the repurchase price. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from the failure of the seller to perform.

Temporary Defensive Strategy Risk. If the Fund temporarily holds assets in cash or cash equivalents, it may not achieve its investment objectives.

Suitability. Different investors have different investment goals. You should consider investing in the Fund if you are looking to add a growth component to your portfolio and are investing for long-term goals. The Fund is not intended to be a balanced investment program. It is intended to provide professional management for your assets and a convenient

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way to gain exposure to the common stock of companies that are expected to gain in value as part of a diversified portfolio.

Performance

The performance information shown below is for the First Mutual Fund Class I shares, which were designated Class A prior to October 1, 2004. The bar chart below shows the annual returns of the Class I shares for each of the past ten calendar years. The accompanying "Average Annual Total Return" table gives some indication of the risk of an investment in the Fund by comparing the Class I shares' performance to that of the Standard & Poor's (S&P) 500 Index, a market-value weighted index and one of the most widely used benchmarks of U.S. equity performance. Market indices are unmanaged and, unlike a mutual fund, their performance does not include taxes, transaction costs, management fees, or other expenses. The bar chart and table assume reinvestment of dividends and distributions. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I shares only and will differ from after-tax returns for Class R shares because Class I has a lower expense ratio. How a Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

During the periods shown above, the highest quarterly return was 36.27% for the quarter ended December 31, 1998 and the lowest quarterly return was (22.66%) for the quarter ended September 30, 2001. The return for the period from January 1, 2006 to June 30, 2006 was (2.46%).

Average Annual Total Returns (For the Periods Ended December 31, 2005)	Past Year	Past 5 Years	Past 10 Years
Hallmark First Mutual Fund - Class I shares*
Return Before Taxes**	(0.22)%	(4.72)%	6.46%
Return After Taxes on Distributions**	(0.26)%	(4.91)%	3.61%
Return After Taxes on Distributions and Sale of Fund Shares**	(0.09)%	(4.06)%	3.82%
S&P 500 Index (reflects no deduction for expenses or taxes)	3.00%	(1.11)%	7.31%

*  Effective October 1, 2004, all then outstanding shares of the Fund were re-designated Class I shares.

**  Includes all applicable fees and sales charges.

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Fees & Expenses

You may pay certain fees and expenses, described in the table below, if you buy and hold shares of the Fund. The Fund is a no-load fund, meaning that there are no sales charges (loads) or exchange fees associated with an investment in the Fund.

Shareholder Fees**	Class R	Class I*
(Fees paid directly from your investment)	None	None
Shareholder Transaction Fees	0.00%	0.00%
Redemption Fees	0.00%	0.00%
Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)
Management Fee***	1.30%	1.00%
Distribution (12b-1) Fee	0.25%	0.00%
Other Expenses†	0.16%	0.00%
Total Annual Fund Operating Expenses	1.71%	1.00%

*  Effective October 1, 2004, all then outstanding shares of the Fund were re-designated Class I shares.

**  The Fund may charge the following fees to a limited number of shareholders depending on their particular circumstance or additional services requested: A monthly "Low Balance Fee" (currently $15) may be imposed on Class R accounts (other than IRA accounts) with a monthly average account balance of less than the minimum balance of $1,000, in which no shareholder activity has occurred for the past 12 consecutive months. A $2 fee may be charged for Class R redemption checks issued by the Fund for less than $100 and a $100 fee may be charged for Class I redemption checks issued by the Fund for less than $100,000. A $10 fee may be charged for Class R wire redemptions of less than $10,000 and a $100 fee may be charged for Class I wire redemptions of less than $100,000.

***  The Fund pays a "Comprehensive Management Fee" that includes the investment advisory fee, all administrative and customary operating expenses of the Fund, as well as shareholder liaison services (such as responding to inquiries and providing information on investments), record keeping charges, accounting expenses and transfer agent costs. The Comprehensive Management Fee does not include Other Expenses.

†  Other Expenses include interest, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expenses, including expenses incurred in connection with litigation proceedings, other claims and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors and other agents of the Trust, payments made pursuant to the Trust's Distribution Plan, state (blue sky) and SEC registration fees, and the fees and expenses of the Non-interested Trustees, for which each Fund pays its direct or allocated share. The Fund estimates that these Other Expenses will be less than 0.005%.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the ends of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's estimated operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Hallmark First Mutual Fund Class R shares	$175.28	$543.08	$935.17	$2,032.36
Class I shares*	$102.50	$319.89	$554.90	$1,229.20

*  Effective October 1, 2004, all then outstanding shares of the Fund were re-designated Class I shares.

Your costs would be the same whether you stayed in the Fund or redeemed your shares at the end of any period.

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about the funds

THE HALLMARK TOTAL RETURN BOND FUND
(formerly the Trainer Wortham Total Return Bond Fund)

Investment Objective

The Fund's investment objective is to seek to maximize total return, consistent with the preservation of capital.

Principal Investment Strategies

The Fund invests primarily in U.S. government and government agency securities, investment grade corporate bonds and other fixed-income securities. The Fund seeks to produce conservative, risk-adjusted returns. The Fund's investment securities selection process involves strategic decision making that considers portfolio sector composition, maturity structure and duration. Fund management analyzes yield ratios and implements a disciplined process that is intended to preserve principal, compound interest and produce sustainable results over the course of a business cycle.

Consistent with the Fund's investment objective, the Fund:

•  invests at least 80% of the value of its assets in fixed-income securities

•  may invest in corporate notes, bonds and debentures that are rated investment grade at the time of purchase

•  may invest in U.S. Treasury securities including Treasury bills, Treasury notes and Treasury bonds

•  may invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. government

•  may invest in mortgage-related securities including securities issued by various U.S. government agencies, as well as those issued by private issuers

•  may invest in asset-backed securities

•  may invest in municipal obligations issued by states, territories and possessions of the U.S. and their political subdivisions, agencies and instrumentalities

•  may invest in zero coupon securities

•  may invest in foreign government obligations and supranational obligations

•  may invest in U.S. dollar denominated obligations of foreign corporate issuers

•  may engage in repurchase transactions

•  may invest in short-term money market instruments

Temporary Defensive Strategies. For cash management purposes and in response to market, economic, political or other conditions, the Fund may temporarily hold up to 100% of its assets in cash or cash equivalents, including shares of affiliated money market funds. If the Fund acquires shares in an affiliated money market fund, shareholders would bear both their proportionate share of expenses in the Fund (including investment advisory fees) and, indirectly, the expenses of such money market fund (including investment advisory fees).

Disclosure of Portfolio Holdings. A description of the Fund's policies and procedures with respect to the disclosure of portfolio holdings is available in the Statement of Additional Information.

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Principal Risks

Many factors affect performance and the Fund cannot guarantee that it will achieve its investment objectives. When you redeem your shares of the Fund, they could be worth more or less than what you paid for them. As a result, an investor could lose money on an investment in the Fund. The Fund is subject to the following primary risks:

Market Risk. The Fund's share price changes daily based on changes in market conditions that affect the value of the Fund's investment portfolio. A market in which the Fund invests may go down in value in response to economic, political or financial developments. A market may go down quickly and unpredictably.

Issuer-Specific Risks. The price of an individual security or a particular type of security can fluctuate differently than, or to a greater extent than, the market as a whole. An individual issuer's securities can fall, with little or no warning, based upon such things as a worse than expected earnings report, the loss of key management personnel, negative news about the development of a product or legal proceeding. There is also a risk that the price of a security may never reach the level that the Fund believes is representative of its full value.

Debt Securities. Debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the securities. Debt securities are also subject to interest rate risk. This is the risk that the value of debt securities usually fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities. Market expectations regarding future rates of inflation may also affect the value of debt securities.

Repurchase Agreements. If the other party to a repurchase agreement defaults on its obligation under the agreement, the Fund may suffer delays, incur costs or lose money in exercising its rights under the agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would be considered to only constitute collateral for the seller's obligation to pay the repurchase price. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from the failure of the seller to perform.

Mortgage-backed Securities. When interest rates fall, borrowers may refinance or otherwise repay their mortgages earlier than scheduled. When this happens, certain types of mortgage-backed securities may be paid off more quickly than anticipated and the Fund may have to invest the proceeds in securities with lower yields, which is known as "prepayment risk." When interest rates rise, certain types of mortgage-backed securities may be paid off more slowly than originally anticipated, in which case the value of those securities would fall. This risk is known as "extension risk." Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed-income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

Asset-Backed Securities. Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. Certain asset-backed securities may also be subject to "prepayment risk" during periods of falling interest rates and "extension risk" during periods of rising interest rates.

Foreign Securities Risks. Foreign securities markets often are not as developed or efficient as those in the United States and securities traded in foreign markets are often more volatile than those traded in the United States. There are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, which may make it difficult for the Fund to buy and sell securities on those exchanges. There may be less information available regarding

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foreign companies, making it harder to value foreign securities than U.S. securities. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent that the United States does. Some countries may not have laws comparable to the U.S. securities laws to protect investors. Accounting standards in other countries are often not the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder to accurately determine a company's financial condition. Certain foreign economic markets may be less favorable than that of the United States in terms of growth, inflation rates, capital reinvestment, diversification or balance of payments. Some countries that the Fund may invest in may experience uncertain national policies, political instability, the potential for expropriation of assets, confiscatory taxation or unfavorable diplomatic developments.

Temporary Defensive Strategy Risk. If the Fund temporarily holds assets in cash or cash equivalents, it may not achieve its investment objectives.

Suitability. Different investors have different investment goals. You should consider investing in the Fund if you are looking to add an income component to your portfolio and are willing to accept the risks of price and dividend fluctuations. The Fund is not intended to be a balanced investment program. It is intended to provide professional management for your assets and a convenient way to gain exposure to fixed-income securities as part of a diversified portfolio.

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Performance

The performance information shown below is for the Total Return Bond Fund Class I shares, which were designated Class A prior to October 1, 2004. The bar chart below shows the annual returns of the Class I shares for each full calendar year since inception. The accompanying "Average Annual Total Return" table gives some indication of the risk of an investment in the Fund by comparing the Class I shares' performance to that of the Lehman Brothers Intermediate Bond Index, a widely recognized, unmanaged index of bonds with maturities of at least one year. Market indices are unmanaged and, unlike a mutual fund, their performance does not include taxes, transaction costs, management fees, or other expenses. The bar chart and table assume reinvestment of dividends and distributions. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I only and will differ from after-tax returns for Class R shares because Class I has a lower expense ratio. How a Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

During the periods shown above, the highest quarterly return was 4.09% for the quarter ended September 30, 2001 and the lowest quarterly return was (0.90%) for the quarter ended September 30, 2003. The return for the period from January 1, 2006 to June 30, 2006 was 6.27%.

Average Annual Total Returns (For the Periods Ended December 31, 2005)	Past Year	Past 5 Years	Since Inception†
Hallmark Total Return Bond Fund - Class I shares*
Return Before Taxes**	1.51%	4.24%	5.00%
Return After Taxes on Distributions**	0.27%	2.49%	2.97%
Return After Taxes on Distributions and Sale of Fund Shares**	0.98%	2.56%	3.01%
Lehman Brothers Intermediate Government/Credit Bond Index (reflects no deduction for expenses or taxes)	1.58%	6.25%	6.00%

*  Effective October 1, 2004, all then outstanding shares of the Fund were re-designated Class I shares.

**  Includes all applicable fees and sales charges.

†  The Fund commenced operations on October 1, 1996.

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Fees & Expenses

You may pay certain fees and expenses, described in the table below, if you buy and hold shares of the Fund. The Fund is a no-load fund, meaning that there are no sales charges (loads) or exchange fees associated with an investment in the Fund.

Shareholder Fees**	Class R	Class I*
(Fees paid directly from your investment)	None	None
Shareholder Transaction Fees	0.00%	0.00%
Redemption Fees	0.00%	0.00%
Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)
Management Fee***	1.05%	1.00%
Distribution (12b-1) Fee	0.25%	0.00%
Other Expenses†	0.00%	0.01%
Total Annual Fund Operating Expenses	1.27%	1.01%

*  Effective October 1, 2004, all then outstanding shares of the Fund were re-designated Class I shares.

**  The Fund may charge the following fees to a limited number of shareholders depending on their particular circumstance or additional services requested: A monthly "Low Balance Fee" (currently $15) may be imposed on Class R accounts (other than IRA accounts) with a monthly average account balance of less than the minimum balance of $1,000, in which no shareholder activity has occurred for the past 12 consecutive months. A $2 fee may be charged for Class R redemption checks issued by the Fund for less than $100 and a $100 fee may be charged for Class I redemption checks issued by the Fund for less than $100,000. A $10 fee may be charged for Class R wire redemptions of less than $10,000 and a $100 fee may be charged for Class I wire redemptions of less than $100,000.

***  The Fund pays a "Comprehensive Management Fee" that includes the advisory fee, all administrative and customary operating expenses of the Fund, as well as shareholder liaison services (such as responding to inquiries and providing information on investments), record keeping charges, accounting expenses and transfer agent costs. The Comprehensive Management Fee does not include Other Expenses.

†  Other Expenses include interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expenses, government imposed fees and expenses, including, but not limited to, federal and state registration fees, the fees and expenses of the independent Trustees, compensation for the Chief Compliance Officer and the fees of the independent counsel to the independent Trustees, for which the Fund pays its direct or allocated share. The Fund estimates that these Other Expenses will be less than 0.005%.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the ends of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's estimated operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Hallmark Total Return Bond Fund Class R shares	$130.18	$405.15	$700.83	$1,541.20
Class I shares*	$103.53	$323.05	$560.33	$1,240.90

*  Effective October 1, 2004, all then outstanding shares of the Fund were re-designated Class I shares.

Your costs would be the same whether you stayed in the Fund or redeemed your shares at the end of any period.

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about the funds

Fund Management

The Investment Adviser. Reserve Management Company, Inc., 1250 Broadway, New York, New York 10001-3701, the Funds' investment adviser (the "Adviser"), has provided management and investment advisory services to the investment companies in the Reserve family of funds since November 15, 1971. As of September 30, 2006, the Adviser had approximately $34 billion in assets under management.

The Adviser manages the investment portfolios of the Funds, subject to policies adopted by the Trustees, under an Investment Management Agreement with Hallmark Investment Series Trust (the "Trust"), on behalf of each Fund. The Investment Management Agreement provides that the Adviser will furnish continuous investment advisory and other management and administrative services, including transfer agent services, to the Fund.

For its services performed for the Hallmark First Mutual Fund, the Adviser receives a comprehensive management fee, which includes most administrative expenses, at an annual rate of 1.30% for Class R shares and 1.00% for Class I shares, based on the average daily net assets of the Hallmark First Mutual Fund. For its services performed the Hallmark Total Return Bond Fund, the Adviser receives a comprehensive management fee, at an annual rate of 1.05% for Class R shares and 1.00% for Class I shares, based on the average daily net assets of the Hallmark Total Return Bond Fund.

Prior to October 1, 2004, Trainer Wortham & Company, Inc. ("Trainer Wortham") served as investment adviser to the Hallmark First Mutual Fund and Hallmark Total Return Bond Fund. For the fiscal year ended June 30, 2004, Trainer Wortham received 0.75% and 0.27% of the average daily net assets of the Hallmark First Mutual and Hallmark Total Return Bond Funds, respectively for investment advisory fees. Those fees did not include the Funds' administrative expenses.

The Sub-Advisers. Section 15(a) of the Investment Company Act of 1940 (the "1940 Act") requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of sub-advisers to the Funds. The Adviser and the Trust have obtained an exemptive order from the Securities and Exchange Commission ("SEC") permitting the Board of Trustees, on behalf of a Fund, to hire or terminate additional or replacement sub-advisers and to modify any existing or future sub-advisory agreement without shareholder approval. The fees paid to each sub-adviser are paid out of the Comprehensive Management Fee paid to the Adviser and are not additional expenses of each Fund.

The Investment Adviser and the Trust have retained each registered investment adviser listed below as the Sub-Adviser of the individual Fund specified. Subject to the oversight by the Adviser, each Sub-Adviser is responsible for the day-to-day investment decisions of the relevant Fund. Each Sub-Adviser is a registered investment adviser. The Statement of Additional Information contains additional information about each portfolio manager's compensation, other accounts managed by the portfolio managers and each portfolio manager's ownership of securities of the Funds.

Trainer, Wortham & Company, Inc., 1230 Avenue of the Americas, New York, NY 10020, a wholly owned subsidiary of First Republic Bank, was formed in 1924 and as of September 30, 2006 managed approximately $5.2 billion for individuals, family trusts and employee benefit plans and has over seventy years experience using the investment policies discussed herein. Trainer, Wortham & Company, Inc. is the Sub-Adviser for Hallmark First Mutual Fund, Hallmark Total Return Bond Fund and Hallmark Capital Appreciation Fund.

J. Robert Bloom, Jr., Chief Investment Officer/Managing Director of Trainer Wortham & Co., Inc. serves as the portfolio manager of the Hallmark First Mutual Fund. Mr. Bloom is also the portfolio manager of the Hallmark Capital Appreciation Fund, a series of the Hallmark Equity Series Trust.

Mr. Bloom is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Bloom joined Trainer Wortham in 2005. Prior to joining Trainer Wortham, he served as Executive Vice President and Principal of Berg Capital from 2002 through 2004 and as President of LF Kapital - U.S. Office from 2001 to 2002. Mr. Bloom received his BS from Wharton School in 1963 and his MBA from the University of Iowa in 1964.

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about the funds

John D. Knox serves as portfolio manager of the Hallmark Total Return Bond Fund and has been primarily responsible for the day-to-day management of the Fund's portfolio since inception. Mr. Knox joined Trainer, Wortham & Company, Inc. in 1995 and is its President as well as the Managing Director of Fixed-Income. Prior to joining Trainer Wortham, Mr. Knox served as Director of Global Fixed-Income of Bear Stearns Asset Management and Managing Director of Bear Stearns. Prior to that, Mr. Knox was a principal and Senior Portfolio Manager at Morgan Stanley Asset Management. Mr. Knox received his BA degree from Princeton University.

The Distributor. The distributor of the Funds, Resrv Partners, Inc., 1250 Broadway, New York, NY 10001-3701, is an affiliate of the Adviser. The Funds have adopted Distribution Plans under Rule 12b-1 ("12b-1 Plan") that allow the Funds to pay distribution and service fees for the sale of Class R shares and for services provided to Class R shareholders. The distribution fee is 0.25% per year of the average net assets attributable to the Class R shares. Since this fee is paid out of the Class R assets on an on-going basis, over time this fee will increase the cost of your investment and may cost you more than paying other types of sales charges. The Class I shares are not subject to a distribution fee.

Resrv may waive 12b-1 Plan fees at its discretion and may discontinue the waivers at any time.

Distribution fees are used to pay Resrv to promote the sale of shares and service of accounts of the Funds. The expenses incurred by Resrv under the 12b-1 Plan include the preparation, printing and distribution of prospectuses, sales brochures and other promotional materials sent to prospective shareholders. They also include purchasing radio, television, newspaper and other advertising and compensating Resrv's employees or employees of affiliates for their distribution assistance. Resrv may make payments for marketing, promotional or related expenses to third parties. The amount of these payments is determined by Resrv and may be substantial. The Adviser or an affiliate may make similar payments under similar arrangements. For further information on Resrv's payments for distribution, see the Statement of Additional Information.

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your account

How to Buy Shares

Share Classes. Presently, the Funds offer two classes of shares, Class R and Class I. Class R shares are designed for purchase by individual investors and Class I shares, which have a higher minimum investment, are designed for institutional investors. You will need to decide on a share class to purchase before making your initial investment. You should weigh the impact of all potential costs over the life of your investment. Each share class is available to all investors who meet the investment minimum for the class, as described below. Shareholders should direct their inquiries to the firm from which they received this Prospectus or to the Hallmark Funds, 1250 Broadway, New York, NY 10001-3701 or 888-823-2867.

Account Ownership. You will also need to specify whether you wish to open a corporate account, a joint account or an individual account. When an account is registered jointly in the names of two people, either person is entitled to redeem any or all of the shares in the account. The Account Application provides that each party to a joint account will indemnify the Fund for actions taken on the instructions of the other party. The Funds will not be responsible for actions taken by either party with respect to this type of account.

Minimum Investment. For Class R shares, the minimum initial investment is $1,000 for regular accounts and $250 for an Individual Retirement Account. The minimum subsequent investment for Class R shares is $100. For Class I shares, the minimum initial investment is $250,000 and the minimum subsequent investment is $10,000. Each Fund reserves the right to waive or reduce the investment minimums under certain circumstances. The Funds may change the minimum investment requirements at any time.

How Fund Shares Are Priced. Investors pay no sales charge to invest in a Fund. The price you pay for a share of a Fund, and the price you receive upon selling or redeeming a share of a Fund, is the Fund's net asset value per share ("NAV") for that Class of shares reduced by any applicable redemption fee.

Calculation of Net Asset Value. Each Fund's NAV is calculated as of the close of trading on the New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern Time, on each day that the NYSE is open. Generally, the NAV is not calculated, and purchase orders are not accepted, on other days when the NYSE is closed, except for Good Friday. The NYSE is not open for trading on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NAV may be calculated, as of 4:00 p.m. Eastern Time, and purchase and redemption orders accepted on any day if the Adviser determines that it is in the shareholders' interest to do so. Your order will be priced at the next NAV calculated after your order is received by a Fund or by an authorized financial intermediary who has a sales agreement with Resrv Partners, Inc., the Funds' distributor. No purchase of shares will be modified or cancelled after the cut-off time for calculating the Funds' NAV. The NAV is calculated by taking the total value of the assets of a share Class, subtracting the liabilities of the Class, and then dividing by the number of shares of that Class that are issued and outstanding. Class I shares will generally have a higher NAV than Class R shares because Class I has lower expenses.

Portfolio securities, except as otherwise noted on any domestic national securities exchange are valued at the last sales price at the close of the exchange on the principal exchange on which they are traded. Securities traded principally on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices; in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. However, in the case of open short positions, the asked price is used for valuation purposes. Market quotations for foreign securities in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trustees.

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Securities that are primarily traded on foreign markets are generally valued at the last sale or closing price on the exchange where they are primarily traded. If there is no active trading in a particular security on a given day, the security will be valued at the latest available closing bid price.

The Funds may use pricing services in the determination of the value of portfolio securities. The procedures used by the pricing service are reviewed by the officers of the Trust under the general supervision of the Trustees. The Trustees may deviate from the valuation provided by the pricing service whenever, in their judgment, such valuation is not indicative of the fair value of the security. In such instances the security will be valued at fair value as determined in good faith by or under the direction of the Trustees.

Payment for Shares. All share purchases must be paid for in U.S. dollars. Foreign or travelers checks, cash, money orders, credit cards, credit card convenience checks, "starter" checks or post-dated checks will not be accepted. In addition, in order to protect the Funds from check fraud, checks payable to third parties will not be accepted. An initial direct purchase must be accompanied by an Account Application. We are required by law to verify your identity. If the required information is not provided on your Account Application or cannot be verified, we may not be able to open an account or may close an account at any time. All payments for share purchases must be made by one of the two methods noted below:

•  By check—You may purchase shares with a check drawn on a U.S. bank, payable to Hallmark Investment Series Trust or payable to, and endorsed by, the account holder. You must include your account number (or Taxpayer Identification Number) on your check. A fee (currently $15) will be imposed if any check does not clear and, in addition, the investor will be liable for any loss the Fund incurs due to the returned check. Checks may be mailed or delivered to Hallmark Funds, 1250 Broadway, 32nd Floor, New York, NY 10001-3701.

•  By federal wire—Call Hallmark Funds at 888-823-2867 between 8:30 a.m. and 6:00 p.m. Eastern time on any business day, or contact the firm from which you received this Prospectus, for specific instructions for purchasing shares by wire transfer.

Checks and wires which do not correctly identify the account to be credited may be returned or may delay the purchase of shares.

Purchasing Shares with Securities. Subject to the approval of the Trust, shares of a Fund may be purchased with liquid securities that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust's valuation policies. These transactions will be effected only if the Fund intends to retain the security in the Fund as an investment. Assets purchased by a Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

Share Certificates. Share certificates are not issued by the Funds.

Joint Ownership. When an account is registered in the name of one person or another, for example a husband or wife, either person is entitled to redeem shares in the account. The Trust assumes no responsibility to either owner for actions taken by the other with respect to an account so registered. The Application provides that persons who register their account indemnify and hold the Trust harmless for actions taken by either party.

Investments Through Third Parties. Investments made through a third party such as a broker/dealer, financial institution or other financial intermediary, rather than directly with a Fund, may be subject to different policies and fees

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than those described here. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Under certain circumstances, a Fund may assist a third party in the collection of any such fees. You should consult a representative of the financial intermediary for more information.

Investments Through the Exchange Privilege. A shareholder may exchange Fund shares for shares of the same class of other Reserve and Hallmark Funds, on any day when the Fund's NAV is calculated, by calling 888-823-2867. Any new account established through an exchange will have the same privileges as the original account (provided such privileges are available). Exchange requests must be received by each Fund's cutoff time in order be effected at the two funds' respective NAV's on that day. Exchange requests received after the cutoff time of either fund will be effected on the next day on which the Funds' NAV is calculated.

Individual Retirement Accounts. Investors may use a Fund as an investment for an Individual Retirement Account (IRA). For more information call 888-823-2867 between 8:30 a.m. and 6:00 p.m. Eastern time on any business day or visit our Web site, www.Hallmarkfunds.com, for an IRA account application.

Automatic Asset-Builder Plan.SM The Automatic Asset Builder Plan enables you to make automatic purchases of Class R shares by having a fixed dollar amount ($25 minimum) transferred into your Hallmark account on a regular basis from a checking, NOW, or bank money market deposit account or from a U.S. government distribution such as social security, a federal salary, certain veterans' benefits, or other regular payments from the federal government. You may also purchase Class R shares automatically by arranging for all or a specified amount of your salary to be deposited directly into your Hallmark account. Please call the Funds at 888-823-2867 or visit our Web site at www.hallmarkfunds.com for an application.

Right to Refuse Purchases and Exchanges. The Funds reserve the right to refuse any purchase or exchange request for any reason.

Anti-Money Laundering Requirements. Each Fund is subject to the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001 (the "Patriot Act"). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial advisers; it will be used only for compliance with the requirements of the Patriot Act. Each Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is each Fund's policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

How to Sell Shares

You may redeem your shares on each day that a Fund's NAV is calculated. Shares will be redeemed at the next NAV determined after receipt of a redemption request, by telephone or in writing, by the applicable Fund in proper form. Redemption requests received after the cut-off time for calculation of the Fund's NAV on any day will be redeemed at the net asset value calculated on the next business day. No redemption of shares will be modified or cancelled after the cut-off time set for calculation of a Fund's NAV.

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Orders will be processed promptly and investors will generally receive the redemption proceeds within a week. Redemption proceeds can be paid by check or wire transfer. When redeeming recently purchased shares, please be aware that if the applicable Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds until it has collected payment (usually not more than 10 calendar days). The Funds assume no responsibility for delays in the receipt of wired or mailed funds. The right of redemption may be suspended or the date of payment postponed for more than seven (7) days only (a) when the NYSE is closed, or (b) when the SEC has determined that trading on the NYSE is restricted or an emergency exists making it not reasonably practicable to dispose of securities owned by a Fund or for it to determine fairly the value of its net assets, or (c) for such periods as the SEC may permit. If shares of a Fund are purchased by check or Automatic Transfer, the Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good payment has been collected for the purchase of such shares, which may take up to ten (10) business days.

Shareholder checks written against funds that are not yet considered collected may be returned and a fee charged against the account. When a purchase is made by wire and subsequently redeemed, the proceeds from such redemptions normally will not be transmitted until two (2) business days after the purchase.

A service fee of $2 may be charged on Class R redemption checks for less than $100 and a service fee of $100 may be charged for Class I redemption checks of less than $100,000. A $10 service fee may be charged for Class R wire redemptions of less than $10,000 and a $100 service fee may be charged for Class I wire redemptions of less than $100,000. Service fees may be waived under certain conditions.

Telephone Requests. If you completed the "Redemptions and Exchanges by Telephone" information on your account application, you may redeem your shares by calling the Funds at 888-823-2867. Telephone redemptions will be sent to the bank or brokerage account designated on the shareholder's account application, if any, or in a letter from the shareholder with a medallion signature guarantee. To change your designated brokerage or bank account, contact the firm through which you purchased your shares of a Fund, or, if you purchased your shares directly from a Fund, send a written request with a signature guarantee to the applicable Fund. Each Fund reserves the right to record telephone calls and to refuse a telephone redemption if it reasonably believes that the instructions are not genuine or if there appear to be other irregularities regarding the request. Unless you did not sign up for telephone privileges or a Fund fails to take reasonable measures to verify the request, a Fund will not be liable for any unauthorized telephone redemption, or for any loss, cost or expense for acting upon telephone instructions.

Written Requests. When making a redemption request in writing, please include your account number, the Fund name, either the dollar amount or the number of shares you want to redeem, where the proceeds are to be sent or deposited, whether the redemption is to be made by check or by wire transfer and the name(s) and signature(s) of all account holders. A medallion signature guarantee will also be required for the types of redemptions listed below. If you are redeeming shares held in an Individual Retirement Account ("IRA"), please call the Funds for information regarding the applicable withholding requirements.

Medallion Signature Guarantees. The following types of redemptions require written instructions and a medallion signature guarantee:

•  the redemption is for more than $10,000 and the redemption proceeds are not being sent to the shareholder's designated bank or brokerage account; or

•  the account address has been changed within the past 30 days; or

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•  the redemption proceeds are to be sent to someone other than the account owner at the address of record.

Medallion signature guarantees are designed to protect both you and the Funds from fraud and reduce the risk of loss. A medallion signature guarantee can be obtained from most banks, credit unions or savings associations, or from broker/dealers, national securities exchanges or clearing agencies deemed eligible by the SEC. Notaries cannot provide medallion signature guarantees. Joint account owners need only provide a medallion signature guarantee for one of the account's registered owners.

Redemptions Through Third Parties. If you purchased or hold shares of a Fund through a financial intermediary, you should contact a representative of the financial intermediary for information about selling your shares. Redemptions through a financial intermediary may involve that firm's own redemption minimums, services fees, or other requirements, which may be different from those described here. Under certain circumstances, a Fund may assist a third party in the collection of any such fees.

Redemptions Through the Exchange Privilege. A shareholder may exchange Fund shares for shares of the same class of other Reserve and Hallmark funds, on any day when the Fund's NAV is calculated, by calling 888-823-2867. Any new account established through an exchange will have the same privileges as the original account (provided such privileges are available).

Exchange requests must be received by each Fund's cutoff time in order be effected at the two funds' respective NAV's on that day. Exchange requests received after the cutoff time of either fund will be effected on the next day on which the Funds' NAV is calculated.

Exchanges are available by telephone if you completed the "Redemptions and Exchanges by Telephone" information on your account application and marked the box to authorize telephone exchanges. Unless such authorization is withheld, a Fund will honor any telephone requests that the Fund deems to be valid. To reduce the risk of unauthorized or fraudulent instructions, all telephone exchange requests will be recorded. The Funds may also require the use of a password or other form of personal identification. In addition, each Fund will provide written confirmation of exchange transactions. A Fund may refuse a telephone exchange if it reasonably believes that the instructions are not genuine or if there appear to be other irregularities regarding the request. During periods of volatile economic and market conditions, a shareholder may have difficulty making an exchange request by telephone, in which case an exchange request would have to be made in writing.

Exchanges of the shares of one fund for the shares of another fund is a taxable event and may result in a gain or loss for Federal income tax purposes. The exchange privilege may not be available to clients of some Intermediaries and some Intermediaries may impose additional or different conditions on exchanges by their clients.

You should carefully read the Prospectus of the fund into which you would like to exchange. There is currently no fee for exchanges among funds in the Reserve/Hallmark family of funds. The Funds may change or discontinue the exchange privilege at any time.

Redemptions in Kind. If the amount of a redemption request is large enough to affect a Fund's operations (for example, if the request is greater than $250,000 or 1% of the Fund's net asset value), each Fund reserves the right to make payment in portfolio securities rather than in cash ("redemption in kind"), without notice. A shareholder may incur transaction expenses in converting the securities received into cash.

Minimum Balance Requirement. Because of the expenses of maintaining shareholder accounts, if your Class R share account, other than an Individual Retirement Account (IRA), has an average monthly account balance of less than $1,000 and there has been no shareholder activity in the account for the past 12 months, a Fund may, after 30 days

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notice, charge a monthly low balance fee (currently $15) or may redeem your shares and close the account. No account will be charged a fee or closed if the decline in balance is due to a decrease in share price. Some financial intermediaries may establish different minimum balances and fee amounts, if approved by a Fund.

Frequent Purchases and Redemptions

Purchases or sales of shares of the Funds, and exchanges between funds in the Hallmark and Reserve fund complex, should not be used to exploit short-term swings in the market. Frequent purchase, sale or exchange transactions may harm a Fund by disrupting portfolio management strategies and by increasing expenses. The Board has not approved any policies and procedures designed to limit this activity. However, the Fund may reject any purchase or exchange that it believes to be short-term, excessive or disruptive to that Fund. A Fund may also limit or terminate the right to make purchases, or the exchange privilege, of any shareholder making excessive or short-term purchases, sales or exchanges. The Funds may not be able to determine that a specific purchase, sale or exchange is short-term or excessive, particularly with respect to orders made through omnibus accounts or retirement plans, and may not be able to reject all such orders.

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shareholder services

SHAREHOLDER SERVICES

The Funds offer a variety of shareholder services to make it more convenient to manage your account and to provide options to expand your investment opportunities. For more information on any of the following services, please call us at 888-823-2867 between 8:30 a.m. and 6:00 p.m. Eastern time on any business day or visit our Web site at www.hallmarkfunds.com. Applications for some of these services are also available on our Web.

Shareholder Communications. An account statement is sent to each shareholder at least quarterly. Shareholders are advised to retain all account statements. Shareholders have a duty to examine their account statements and report any discrepancies to the Funds immediately. Failure to do so could result in the shareholder suffering a loss.

Additionally, shareholders receive an Annual Report, containing audited financial statements, and an unaudited Semi-Annual Report. Duplicate copies of shareholder communications, such as the Prospectus, Annual Report, and Semi-Annual Report, will not be sent to related accounts at a common address, unless we receive instructions to the contrary from you. Shareholders who are clients of some Intermediaries will receive an account statement combining transactions in Fund shares with account statements covering other brokerage or mutual fund accounts. If you would like to receive additional copies of these materials, please contact the Funds or the financial intermediary through which you purchased your Fund shares.

Records and Research Services. The Funds may charge shareholder accounts for specific costs incurred in processing certain shareholder requests for additional records and research including, but not limited to, providing copies of shareholder checks and account statements from past periods, stop payment orders and providing special research services.

The following services are available only to investors in the Funds' Class R retail share class:

Automatic Asset-Builder Plan.SM You may purchase shares of the Fund by automatically transferring a fixed dollar amount ($25 minimum) into your Fund account from a checking, NOW or bank money market deposit account or from a U.S. government distribution such as social security, a federal salary, certain veterans' benefits, or other regular payments from the federal government. You may also purchase shares automatically by arranging for all or a specified amount of your salary to be directly deposit into your Fund account. Please call the Fund at 800-823-2867 or visit our Web site at www.hallmarkfunds.com for an application.

Automatic Transfer Plan.SM With the Automatic Transfer Plan, you may make automatic transfers from your Fund account to the eligible checking, NOW or bank money market deposit account that you designate. You may also make automatic transfers to any other Fund account. You may choose to have dividends or distributions transferred to your designated account on a monthly basis or to have a specific dollar amount transferred to your designated account on a monthly, quarterly or annual basis. There is a fee of $25 for these transfers. You may also have amounts transferred to your designated account from telephone redemptions of $100 and over. To be eligible for these services, you must have an account with a balance of at least $5,000, and submit an Automatic Transfer Plan application to the Fund.

Easy Access.SM Easy Access is the Hallmark Funds' 24-hour toll-free telephone service that lets shareholders use a touch-tone phone for a variety of options, which include obtaining yields and account balances. To use Easy Access, call 888-823-2867 and follow the instructions.

OnLine Access.SM You may access your account activity for the previous six months, current price information and other information through OnLine Access at www.hallmarkfunds.com. You must call Hallmark at 888-823-2867 to activate OnLine Access.

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Individual Retirement Accounts. Investors may use a Fund as an investment for an Individual Retirement Account (IRA). For more information call 888-823-2867 between 8:30 a.m. and 6:00 p.m. Eastern time on any business day or visit our Web site, www.hallmarkfunds.com, for an IRA account application.

Special Services. The Funds may charge shareholder accounts for specific costs incurred in processing certain shareholder requests including, but not limited to, providing copies of shareholder checks and account statements from past periods, stop payment orders and providing special research services.

Hallmark eDelivery.SM The Funds now offer electronic delivery of the Prospectus and other shareholder communications by eDelivery. In order to receive this service, you must register your account and provide us with e-mail information. Please call 888-823-2867 between 8:30 a.m. and 6:00 p.m. Eastern time on any business day for more information or enroll online at www.hallmarkfunds.com/eDelivery. You must provide a verifiable e-mail address to enroll. Hallmark eDelivery may not be available if you hold your Fund shares through a broker, dealer or other financial intermediary. Contact a representative of the financial intermediary for more information.

Shareholder Service Policies. The Funds' policies concerning the shareholder services are subject to change from time to time. The Funds reserve the right to increase its minimum initial investment amount and to change the minimum account size subject to a Low Balance Fee or involuntary redemption. The Funds further reserve the right to impose service charges for other special services provided to individual shareholders including, but not limited to, fees for returned checks, stop payment orders on checks, and special research services. These fees may be changed or discontinued at any time and may be reduced or waived under certain circumstances.

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dividends and taxes

Dividends and Taxes

The following discussion is intended as general information only; it is not a complete analysis of the federal tax implications of an investment in the Funds. Because each person's tax situation is unique, you should consult your own tax advisor(s) with regard to the federal, state and local tax consequences of the purchase, ownership, exchange and redemption of Fund shares. If you hold your Fund shares in a tax-deferred account, such as a retirement plan, you generally will not pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor. The applicable tax laws affecting the Funds and their shareholders are subject to change, including retroactive change.

Each Fund will distribute substantially all of its net investment income and capital gains to its shareholders each year. Although this cannot be predicted with any certainty, it is anticipated that the majority of dividends, if any, of the Hallmark First Mutual Fund will consist of capital gains and of the Hallmark Total Return Bond Fund will consist of ordinary income. Hallmark Total Return Bond Fund will declare and pay dividends, consisting of all of the Funds' net investment income, other than net realized capital gains, on a quarterly basis. Capital gains may be taxable to you at different rates, depending on how long a Fund held the assets that were sold. Distributions of net long-term capital gains earned by a Fund are taxable to you as long-term capital gains, regardless of how long you have held your Fund shares.

The portion of each Fund's income consisting of dividends paid by U.S. corporations, qualifying foreign corporations and as long-term capital gains may be eligible for the recently enacted reduced rate on certain dividend income. Dividends paid out of a Fund's income on debt securities, non-qualifying foreign corporation dividends and net short-term capital gains generally will not be eligible for the reduced rate. If you redeem Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect. If you are neither a lawful permanent resident nor a citizen of the United States or if you are a foreign entity, a Fund's ordinary income dividends (which include distributions of the excess of net short term capital gains over net long term capital losses unless properly designated as a "short-term capital gain dividend" by a Fund) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

Dividends and interest received by a Fund on foreign securities may give rise to withholding and other taxes imposed by the foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. You may be able to claim a credit or take a deduction for foreign taxes paid by a Fund if certain requirements are met.

All dividends and capital gains distributions, if any, are paid in the form of additional shares, unless you have requested that dividends, capital gains distributions or both be distributed to you in cash. This request may be made on your initial Account Application or by writing to the Funds. Dividends and distributions are taxable to you in the same manner whether you receive them in cash or reinvest them in additional Fund shares. Dividends and distributions are reinvested in Fund shares on the payment date, at net asset value.

You will receive an annual account statement documenting certain tax characteristics of your dividends and distributions.

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financial highlights

Financial Highlights

The financial highlights table is intended to help you understand each Fund's financial performance for the period shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the respective Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal year ended June 30, 2006 has been audited by KMPG LLC, whose report, along with each Fund's financial statements, are included in the Funds' Annual Report, which is available upon request. Financial performance information for periods ending before June 30, 2006 were audited by the Funds' prior auditors.

	Class I(1)
	Years Ended June 30,
Hallmark First Mutual Fund	2006(2)	2005	2004	2003(2)	2002
Net asset value, beginning of year	$9.74	$9.51	$8.18	$8.91	$11.52
Increase (decrease) from investment operations
Net investment income (loss)	0.04	0.04	(0.09)	(0.06)	(0.07)
Net realized and unrealized gain (loss)	0.17	0.19	1.42	(0.67)	(2.29)
Total from investment operations	0.21	0.23	1.33	(0.73)	(2.36)
Dividends from net investment income	(0.03)	—	—	—	—
Distributions from net realized capital gains	—	—	—	—	(0.25)
Net asset value, end of year	$9.92	$9.74	$9.51	$8.18	$8.91
Total Return	2.12%	2.42%	16.26%	(8.19)%	(20.71)%
Ratios/Supplemental Data
Net assets end of year (thousands)	$12,660	$21,390	$26,526	$24,718	$31,511
Ratios of expenses to average net assets	1.00%	1.39%	1.84%	1.98%	1.67%
Ratios of net investment income (loss) to average net assets	0.38%	0.25%	(0.96)%	(0.82)%	(0.67)%
Portfolio turnover rate	102%	86%	62%	65%	76%

	Class R
Hallmark First Mutual Fund	Year Ended June 30, 2006(2)	For the Period Ended June 30, 2005(3)
Net asset value, beginning of period	$9.69	$9.60
Increase (decrease) from investment operations
Net investment income (loss)	(0.03)	0.01
Net realized and unrealized gain (loss)	0.16	0.08
Total from investment operations	0.13	0.09
Dividends from net investment income	(0.01)	—
Net asset value, end of period	$9.81	$9.69
Total Return	1.34%	0.94	%(4)
Ratios/Supplemental Data
Net assets end of period (thousands)	$1	$1
Ratio of expenses to average net assets	1.71%	1.55	%*
Ratio of net investment income (loss) to average net assets	(0.29)%	0.22	%*
Portfolio turnover rate	102	86	%(5)

(1)  Information shown for Class I shares includes Class A share activity for the Trainer Wortham First Mutual Fund during the period July 1, 2004 through September 30, 2004.

(2)  Per share data is calculated using the average daily shares outstanding method.

(3)  The Hallmark First Mutual Fund Class R commenced operations on November 9, 2004.

(4)  Not annualized for periods less than one year.

(5)  Represents portfolio turnover for the Fund for the entire year.

*  Annualized.

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financial highlights

	Class I(1)
	Years Ended June 30,
Hallmark Total Return Bond Fund	2006(2)	2005	2004	2003(2)	2002
Net asset value, beginning of year	$10.10	$9.97	$10.47	$10.06	$10.13
Increase (decrease) from investment operations
Net investment income (loss)	0.38	0.36	0.33	0.46	0.56
Payment from affiliate	0.08	—	—	—	—
Net realized and unrealized gain (loss)	0.14	(0.05)	(0.40)	0.44	0.01
Total from investment operations	0.60	0.31	(0.07)	0.90	0.57
Dividends from net investment income	(0.94)	(0.18)	(0.35)	(0.47)	(0.55)
Distributions from net realized capital gains	—	—	(0.08)	(0.02)	(0.09)
Total distributions	(0.94)	(0.18)	(0.43)	(0.49)	(0.64)
Net asset value, end of year	$9.76	$10.10	$9.97	$10.47	$10.06
Total Return	6.70%**	3.25%	(0.58)%	9.15%	5.78%
Ratios/Supplemental Data
Net assets end of year (thousands)	$1,536	$22,673	$26,136	$21,001	$23,056
Ratios of expenses to average net assets:
before reimbursement of expenses by Adviser	1.01%	1.08%	1.18%	1.34%	1.25%
after reimbursement of expenses by Adviser	(a)	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets:	3.83%	3.36%	3.30%	4.47%	5.17%
Portfolio turnover rate	28%	26%	52%	41%	26%

	Class R
Hallmark Total Return Bond Fund	Year Ended June 30, 2006(2)	For the Period Ended June 30, 2005(3)
Net asset value, beginning of period	$10.14	$10.06
Increase (decrease) from investment operations
Net investment income (loss)	0.35	0.17
Payment from affiliate	0.61	—
Net realized and unrealized gain (loss)	(0.37)	(0.09)
Total from investment operations	0.59	0.08
Dividends from net investment income	(0.68)	—
Net asset value, end of period	$10.05	$10.14
Total Return(4)	6.35%†	0.80%
Ratios/Supplemental Data
Net assets end of period (thousands)	$1	$1
Ratios of expenses to average net assets	1.27%	1.30%*
Ratios of net investment income (loss) to average net assets	3.57%	2.62%*
Portfolio turnover rate(5)	28%	26%

(1)  Information shown for Class I shares includes Class A share activity for the Trainer Wortham Total Return Bond Fund during the period July 1, 2004 through September 30, 2004.

(2)  Per share data is calculated using the average daily shares outstanding method.

(3)  The Total Return Bond Fund Class R commenced operations on November 9, 2004.

(4)  Not annualized for periods less than one year.

(5)  Represents the portfolio turnover for the Fund for the entire year.

*  Annualized.

(a)  As there were no fee waivers during the period, this is not applicable.

**  In absence of net payment from the affiliate, the total return would have been (3.14)%.

†  In absence of net payment from the affiliate, the total return would have been (3.49)%.

24

privacy policy

HALLMARK FUNDS PRIVACY POLICY

Protecting Customer Information: Keeping your personal information secure is important to us at Hallmark. This Privacy Policy explains how we protect your privacy, when we collect and use information about you in order to administer your account, and the measures we take to safeguard that information.

ALL PERSONAL INFORMATION PROVIDED BY OUR CUSTOMERS IS USED EXCLUSIVELY TO ADMINISTER OUR BUSINESS AND RELATED SERVICES IN A MANNER CONSISTENT WITH ALL APPLICABLE LAWS AND REGULATIONS. IT IS KEPT CONFIDENTIAL AND NOT SOLD TO THIRD PARTIES FOR USE IN MARKETING OR SOLICITATION. WE MAINTAIN YOUR PERSONAL INFORMATION ACCORDING TO STRICT STANDARDS OF SECURITY AND CONFIDENTIALITY.

Hallmark requires that employees with access to confidential information not use or disclose the information except for our internal business use. Only employees who need this information to service your accounts have access to this information. Such employees are trained to safeguard your personal information.

Who is covered by our Privacy Policy: This Privacy Policy applies to all current and former customers of The Hallmark Funds. Customers who receive information from Hallmark through the Internet are covered by Hallmark's Internet Security Statement, which is posted on our Web site at www.hallmarkfunds.com. The site also contains links to unaffiliated Web sites. The Hallmark Funds are not responsible for the privacy practices or the content of such other Web sites.

Customers receive our Privacy Policy when they open a new account and annually thereafter. Our current policy is available online at www.hallmarkfunds.com. You will be notified of any major change to the Privacy Policy.

Types of Information We Collect From our Customers:

•  Information from applications, incoming phone calls, online registrations or other forms (such as your name, address, e-mail address, social security number and income).

•  Information about your Hallmark account, account transactions (e.g., account number, spending and payment history, use of online products and services) and other transactions with The Hallmark Funds and others.

•  Information about your creditworthiness, credit history, and information about you obtained from consumer reporting agencies or other companies we work with, and information obtained in connection with our efforts to protect against fraudulent or unauthorized use of your account(s).

•  If you visit our Web site, we use software to collect anonymous data including browser types, pages visited, date of visit and time spent on our site. With or without cookies, our Web site keeps track of usage data, such as the source address of a page request, your IP address or domain name, the date and time of the page request, the referring Web site (if any) and other parameters in the URL. We use this data to better understand Web site usage and to improve our Web site. The information is stored in log files and is used for aggregated and statistical reporting. This log information is not linked to personally identifiable information gathered elsewhere on the site. Please refer to our Internet Security Statement found on our Web site www.hallmarkfunds.com for more information.

•  If you utilize Hallmark's online services, we retain your user ID and password and information about your use of our Web site so that we can recognize you as a registered user of a Hallmark online service and personalize your online session.

Use of Information: When we collect personal information from you, we will reference this policy or otherwise explain to you how we intend to use the information. We use personal information in ways compatible with the purposes for which we originally requested it. We limit the collection and use of personal information to what is necessary to administer our business. Hallmark shares personal information about you to give you superior customer

25

privacy policy

service, provide convenient access to our services and make a wider range of products available to you. We share this information in the following ways:

•  Legal and Routine Business Reasons. Hallmark may disclose personal information as required by law. We do reserve the right to disclose personal information in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to process and service your account(s), to protect against fraud, to protect the security of our records, to protect our rights or property, or upon your written request. Personal information may be shared with third-party service providers for the sole purpose of performing services for The Hallmark Funds. Companies we hire to provide support services must conform to our privacy standards. They are required to keep this information confidential and not use it for any other purpose than to carry out the services they are performing for The Hallmark Funds, such as printing statements, checks, etc.

•  Marketing Purposes. We may also share information we have about you, as described above, with third parties hired by Hallmark to market Hallmark products and services exclusively.

•  Sharing Information within Hallmark. The Hallmark Funds and its affiliated companies offer a selection of financial products and services. We may share information we have about you, as described above, among these entities. Some of the benefits to you include improved customer service and responsiveness and detection of unusual behavior to help prevent unauthorized transactions or fraud.

Questions: If you have any questions, please call our Customer Service Department at 888-823-2867 and press zero between the hours of 8:30 a.m. and 6:00 p.m. Eastern Time or send a letter to The Hallmark Funds, Attn: Administrative Department, 1250 Broadway, and New York, NY 10001-3701

We constantly evaluate our procedures to protect personal information and make every effort to keep your personal information accurate and current. If you identify any error in your personal information or need to change that information, please contact us and we will update our records. If you have any questions, please contact us by e-mail at customerservice@hallmarkfunds.com or call us at 888-823-2867.

Options relating to disclosure of personal information: We will not contact you regarding additional Hallmark products or services, and we will not provide personal information to any third parties for this purpose, if you instruct us not to do so. To give us such instructions, please e-mail us at customerservice@hallmarkfunds.com or call us at 1-888-823-2867. If you choose this option, we will continue to contact you from time to time to notify you of changes or updates to your account, to our services or to our Web site.

Ways you can protect your privacy:

Here are some measures to take to help prevent theft of your identity:

•  Do not share your account information, including personal or secret codes or passwords, with others.

•  Never provide confidential information to unknown callers.

•  Protect your account records including all statements and receipts.

•  Use a secure browser when doing business on the Internet, and exit online applications when finished.

If you believe you may be a victim of identity theft, you should:

•  Contact Hallmark customer service immediately.

•  Report the theft to each of these credit reporting agencies: Experian - 888-397-3742; Equifax - 800-525-6285 and TransUnion - 800-680-7289.

•  File a police report in your local jurisdiction; retain the report number and name of the officer with whom you filed the report.

•  Contact the Federal Trade Commission's Identity Theft Hotline at 877-IDTHEFT to file a complaint or go to www.consumer.gov/idtheft.

*  All references in this notice to "the Hallmark Funds" or "Hallmark" include the Hallmark and Reserve fund complex, Reserve Management Corp., Reserve Management Co., Inc., or Resrv Partners, Inc., member NASD 10/06.

26

This Prospectus contains the information about each Fund, which a prospective investor should know before investing.

The Statement of Additional Information ("SAI") contains additional and more detailed information about the Funds, and is incorporated by reference into (considered part of) this Prospectus. Additional information about a Fund's investments is also available in a Fund's Annual and Semi-Annual Reports. The Annual and Semi-Annual Reports list each Fund's portfolio holdings, describe Fund performance, include financial statements for each Fund, and discuss market conditions and strategies that significantly affected each Fund's performance during its past fiscal year. You may obtain copies of these reports or the Statement of Additional Information at no cost, make inquiries or request other information, by calling 888-823-2867. You may also download these documents and the SAI from the Funds' Web site at www.hallmarkfunds.com or by writing to the Hallmark Funds, 1250 Broadway, New York, NY 10001-3701.

Information about each Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the operation of the public reference room, call 1-202-942-8090. Reports and other information about the Funds are also available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Investors are advised to read and retain this Prospectus for future reference.

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and, if given or made, such information or representations must not be relied upon. This Prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made.

1250 Broadway, New York, NY 10001-3701
212-401-5500

General Information about the Fund and 24-Hour Price and Performance Information:

888-823-2867 or www.hallmarkfunds.com.

Distributor — Resrv Partners, Inc.

HIST-10/06

Investment Company Act File Number: 811-879

©Reserve Management Company, Inc.

HALLMARK FIRST MUTUAL FUND

HALLMARK TOTAL RETURN BOND FUND

of Hallmark Investment Series Trust

PROSPECTUS
OCTOBER 28, 2006

The Securities and Exchange Commission has not been approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

STATEMENT OF ADDITIONAL INFORMATION

HALLMARK FIRST MUTUAL FUND

HALLMARK TOTAL RETURN BOND FUND

of

HALLMARK INVESTMENT SERIES TRUST

125 Broadway, New York, New York, 10001
212-401-5500 or 888-823-2867

This Statement of Additional Information (“SAI”) for the Hallmark Investment Series Trust (the “Trust”) relates to each series of the Trust:  Hallmark First Mutual Fund (“First Mutual Fund”); and Hallmark Total Return Bond Fund (“Total Return Bond Fund”). collectively the “Funds”). Each Fund issues two classes of shares designated as Class R and Class I. Class R Shares are designed for purchase by retail investors and Class I shares are designed for institutional investors. Information concerning the Funds is provided in a combined Prospectus dated October 28, 2006.

This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Funds’ Prospectus, dated October 28, 2006. No investment in shares should be made without first reading the Prospectus. The Prospectus is incorporated by reference into this SAI and this SAI is incorporated by reference into the Prospectus. The Prospectus may be obtained without charge by writing to the Funds, at 1250 Broadway, New York, NY 10001-3701, attn: Client Services, by calling 888-823-2867 or by going online to www.hallmarkfunds.com.

This Statement of Additional Information is dated October 27, 2006

THE TRUST

The Trust is an open-end management investment company established as a Delaware business trust under a Declaration of Trust dated January 17, 1995. The Trust formerly operated under the name “Trainer Wortham Funds” and the First Mutual Fund and Total Return Bond Fund operated under the names, “Trainer Wortham First Mutual Fund,” and “Trainer Wortham Total Return Bond Fund” respectively. Each Fund is classified as diversified.

INFORMATION ON PERMITTED INVESTMENTS
AND RELATED RISK FACTORS

Depositary Receipts

The First Mutual Fund may invest in American Depositary Receipts (“ADRs”). ADRs are securities, typically issued by a U.S. financial institution (a “depository”), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. A sponsored facility is established jointly by the issuer of the security underlying the receipt and the depository, whereas an unsponsored facility is established by the depository without participation by the issuer of the underlying security. The depository of an unsponsored facility is frequently under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The depository of unsponsored depositary receipts may provide less information to receipt holders. Investments in depositary receipts do not eliminate the risks in investing in foreign issuers. The market value of depositary receipts is dependent on the market value of the underlying securities, and fluctuations in the relative value of the currencies in which the depositary receipts and the underlying securities are quoted.

Convertible Securities

The Funds may invest in convertible securities.  Convertible securities have speculative characteristics and share some of the same characteristics of lower-rated securities. For example, sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer’s capacity to pay interest and repay principal than would be the case of higher-rated securities. Convertibles are generally debt securities or preferred stocks that may be converted into common stocks. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying stock, although the higher yield tends to make the convertible security less volatile than the underlying common stock. As with debt securities, the market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock.

The Funds may invest in mandatory convertible securities. These securities are typically of or near investment grade quality and are designed to pay holders a higher rate of dividends than would otherwise be received as a common stockholder. These securities also carry a mandatory conversion feature that requires the company to convert the instrument into common stock at a specific future date.

The Funds may invest in zero coupon and OID (Original Issue Discount) bonds. These convertible securities either do not pay a coupon or pay an extremely small coupon payment. These instruments are sold at a discount to par value and are typically putable back to the issuer at an escalating price in the future.

The Funds may invest in synthetic convertible securities. These securities have characteristics similar to a generic convertible bond, but typically have a high investment grade rating. Their bond rating is generally high because the instruments are backed by the credit of a major financial institution. A synthetic security is generally created specifically for an investor or group of investors that want exposure to a company or sector, but require dividend income. In exchange for providing exposure to a specific company or sector, the synthetic instrument is typically sold above fair value and there is reduced liquidity in the secondary market if the issue size is small.

U.S. Government Securities

Each Fund may invest in U.S. Government securities, including securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those issued by the Federal National Mortgage Association, are supported by right of the issuer to borrow from the Treasury. Others, such as those issued by the Federal National Mortgage Association, are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Principal and interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

U.S. Treasury Securities

Each Fund may invest in U.S. Treasury securities, including Treasury bills, Treasury notes and Treasury bonds that differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years.

Illiquid Securities

Each Fund may not invest more than 10% of the value of their net assets in securities that are illiquid because of restrictions on transferability or for other reasons. Repurchase agreements with deemed maturities in excess of seven days are considered illiquid for purposes of these limits. A Fund may be unable to dispose of its holdings in illiquid securities at acceptable prices and may have to dispose of such securities over extended periods of time. A Fund may purchase securities that are sold in transactions between qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”) and these securities are subject to certain legal or contractual restrictions on transfer that restrict their liquidity. Securities which are freely tradeable under Rule 144A may be treated as liquid if the Trustees of the Trust are satisfied that there is sufficient trading activity and reliable price information. The Trustees have authorized the Funds’ investment adviser, Reserve Management Company, Inc. (“RMCI” or the “Adviser”), to make liquidity determinations with respect to such securities pursuant to procedures approved and adopted by the Board.

Repurchase Agreements

Each Fund may engage in repurchase agreement transactions. When a Fund enters into a repurchase agreement, it purchases securities from a bank or broker-dealer which simultaneously agrees to repurchase the securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuation during the term of the agreement. The term of a repurchase agreement generally is short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. Repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily. Although a Fund will limit repurchase agreements to those securities dealers who are deemed creditworthy pursuant to guidelines adopted by the Board of

Trustees, and will follow procedures to assure that all repurchase agreements are always fully collateralized as to principal and interest, a bankruptcy or default of a counterparty may occur. In the event of bankruptcy or other default by the seller of the security under a repurchase agreement, the Funds may suffer time delays and incur costs and possible losses in connections with the disposition of collateral. In such event, instead of the contractual fixed rate of return, the rate of return to the Funds would be dependent upon intervening fluctuations of the market value of the underlying security and the accrued interest on the security. Although the Funds would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform, the ability of the Funds to recover damages from a seller in bankruptcy or otherwise in default may be reduced.

Money Market Instruments

Each Fund may invest in the following types of money market instruments, either directly or through investments in money market funds. Money market instruments must, at the time of purchase, have, or be deemed to have under rules of the Securities and Exchange Commission (the “SEC”), remaining maturities of 13 months or less. Each Fund’s money market instruments and debt securities, including bank obligations and commercial paper, must be at least comparable in quality to the Fund’s other investments. Bank obligations may include bankers’ acceptances, negotiable certificates of deposit and non-negotiable time deposits earning a specified return, issued for a definite period of time by a U.S. bank that is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation, or by a savings and loan association or savings bank that is insured by the Federal Deposit Insurance Corporation. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. Investments by a Fund in non-negotiable time deposits are limited to no more than 5% of its total assets at the time of purchase. If a Fund acquires shares in a money market fund, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such money market fund (including management and advisory fees).

Fixed-Income Securities

Investors in each Fund should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities typically are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its cost. In either instance, if the security was purchased at face value and held to maturity, no such gain or loss would be realized. Certain securities purchased by a Fund, such as those with interest rates that fluctuate directly or indirectly based on a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders, including a Fund, to extreme reductions of yield and possibly loss of principal.

The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a security purchased by a Fund has been adversely changed, a Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security.

Holding securities that have been downgraded below investment-grade can subject the Fund to additional risk. Certain securities purchased by the Fund, such as those rated “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or “BBB” by the Standard & Poor’s Division of the McGraw-Hill Companies, Inc. (“S&P”) or Fitch IBCA (“Fitch”), may be subject to such risk with respect to the issuing entity and to greater market fluctuations than lower yielding, higher rated fixed-income securities. Debt securities which are rated “Baa” by Moody’s are considered medium-grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody’s to have speculative characteristics. Debt securities rated “BBB” by S&P are regarded as having adequate capacity to pay interest and repay principal, and while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt securities in this category than in higher rated categories. Fitch considers the obligor’s ability to pay interest and repay principal on debt securities rated “BBB” to be adequate; adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these debt securities and, therefore, impair timely payment.

When-Issued Securities and Forward Commitments

The Total Return Bond Fund may purchase securities on a when-issued or forward commitment basis, which means that the price is fixed at the time of commitment, but delivery and payment ordinarily take place a number of days after the date of the commitment to purchase. The Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will not accrue income in respect to a security purchased on a when-issued or forward commitment basis prior to its stated delivery date.

Securities purchased on a when-issued or forward commitment basis and certain other securities held by the Fund are subject to changes in value based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Such securities may expose the Fund to additional risks because they may experience fluctuations in value prior to their actual delivery. Purchasing debt securities on a when-issued or forward commitment basis can involve the risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of the Fund will be established and maintained at the Fund’s custodian bank, consisting of cash, cash equivalents or U.S. Government securities or other high-quality liquid debt securities of the type in which the Fund invests at least equal at all times to the amount of the when-issued or forward commitments.

Mortgage-Related Securities

Mortgage-related securities which may be purchased by the Total Return Bond Fund are securities collateralized by pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association and government-related organizations such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage banks and private mortgage insurance companies, and similar foreign entities. The mortgage-related securities in which the Fund may invest include those with fixed, floating and variable interest rates, those with interest rates that change based on multiples of changes in interest rates and those with interest rates that change inversely to changes in interest rates, as well as stripped mortgage-backed securities which are derivative multi-class mortgage securities. Stripped mortgage-backed securities usually are structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage-backed securities or whole loans. A common type of stripped mortgage-backed security will have one class receiving some of the interest and most of the principal from the mortgage collateral, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If the Fund purchases a mortgage-related security at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of certain of these securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to prepay. For this and other reasons, a mortgage-related security’s stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and therefore, it is not possible to predict accurately the security’s return to the Fund. Moreover, with respect to stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Fund will receive when these amounts are reinvested.

No assurance can be given as to the liquidity of the market for certain mortgage-backed securities, such as collateralized mortgage obligations and stripped mortgage-backed securities. Determination as to the liquidity of interest-only and principal-only fixed mortgage-backed securities issued by the U.S. Government or its agencies and instrumentalities will be made in accordance with guidelines established by the Fund’s Board of Trustees. In accordance with such guidelines, the advisor will monitor investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. The Fund intends to treat other stripped mortgage-backed securities as illiquid securities.

Asset-Backed Securities

The Total Return Bond Fund may invest in asset-backed securities. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. These securities include debt securities and securities with debt-like characteristics. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Municipal Obligations

The Total Return Bond Fund may invest in municipal obligations which are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities. While in general, municipal obligations are tax exempt securities having relatively low yields as compared to taxable non-municipal obligations of similar quality, certain issues of municipal obligations, both taxable and non-taxable, offer yields comparable to, and in some cases greater than, the yields available on other permissible investments. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities.

Municipal obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax-exempt industrial development bonds, in most cases, are revenue bonds and generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued.

Dividends received by shareholders which are attributable to interest income received by it from municipal obligations generally will be subject to Federal income tax. Municipal obligations bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the municipal obligation’s interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. The Fund currently intends to invest no more than 25% of its assets in municipal obligations. However, this percentage may be varied from time to time without shareholder approval.

Zero Coupon and Stripped Securities

The Total Return Bond Fund may invest in zero coupon U.S. Treasury securities, which are Treasury notes and bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The Fund also may invest in zero coupon securities issued by corporations and financial institutions. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The amount of the discount fluctuates with the market price of the security. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.

Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. If the Fund invests in such securities, it may be required, in order to maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, to distribute the income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Foreign Government Obligations; Securities of Supranational Entities

The Total Return Bond Fund may invest in U.S. dollar denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the advisor to be of comparable quality to the other obligations in which the Fund may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of the Fund’s assets invested in securities issued by foreign governments will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

Other Foreign Securities

The Total Return Bond Fund may invest in U.S. dollar denominated obligations of foreign corporations. Investing in securities issued by foreign corporations involves considerations and possible risks not typically associated with investing in obligations issued by domestic corporations. Foreign stock and bond markets are generally not as developed or efficient as those in the U.S. While growing in volume, the markets usually have substantially less volume than the U.S. markets and the securities are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities are generally higher than commissions on U.S. markets, nevertheless the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. In addition, there is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the U.S.

With respect to certain foreign countries, there is the possibility of adverse currency changes in investments or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of currency or other assets of the Fund, political or social instability, or diplomatic developments, which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments. The dividends and interest payable on certain of the Fund’s foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund’s shareholders. Shareholders otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for their proportionate share of such foreign taxes paid by the Fund.

Shares of Investment Companies

Each Fund may invest in money market funds, including affiliated money market funds. The return on a Fund’s investment in another investment company will be reduced by the operating expenses, including the investment advisory and administrative fees, of such company.

INVESTMENT RESTRICTIONS

The Funds have adopted the following restrictions with respect to their investment policies. These restrictions are fundamental policies, and may not be changed as to a Fund unless authorized by the vote of a majority of the outstanding shares of the Fund, as defined in the Act. Under the Act, the vote of the holders of a “majority” of a Fund’s outstanding voting securities means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares.

(a)	Underwriting of Securities: The Funds will not engage in the underwriting of securities of other issuers.

(b)

Diversification: The Funds will not, with respect to 75% of each Fund’s total assets, invest more than 5% of its total assets in the securities of any one issuer (other than securities issued by the Government or its agencies or instrumentalities).

(c)

Industry Concentrations: The Funds will not purchase the securities of issuers conducting their principal business activities in the same industry, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities if immediately after such purchase the value of a Fund’s investments in such industry would exceed 25% of the value of the total assets of the Fund.

(d)

Purchase and Sale of Real Estate: The Funds will not engage in the purchase and sale of interests in real estate except that the Funds may engage in the purchase and sale of marketable securities which may represent indirect interests in real estate.

(e)	Purchase and Sale of Commodities or Commodity Contracts: The Funds will not engage in the purchase and sale of commodities or commodity contracts.

(f)

Making of Loans to Other Persons: The Funds will not make loans to any person or company, except that the Funds may purchase a portion of an issue of publicly distributed bonds, debentures or other debt securities and except further that the Funds may enter into repurchase and securities lending agreements.

(g)

Borrowing of Money: From time to time, the Funds may borrow money. All such borrowings shall be exclusively from banks. The purpose of such borrowings shall be both for temporary use and to provide funds for the purchase of additional investments whenever the Board of Trustees of the Trust shall deem it desirable. In connection with any such borrowing, a Fund shall issue promissory notes or other evidences of indebtedness and shall, when required, pledge, assign or otherwise encumber its assets, provided, however, (i) that immediately after such borrowing it shall have an asset coverage of at least 300% for all its borrowing and (ii) that in the event such asset coverage shall at any time fall below 300% it shall, within three days thereafter (not including Sundays and holidays) or such longer periods as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of the borrowings shall be at least 300%.

(h)

Securities of Other Investment Companies: Each Fund may invest in shares of money market funds, including affiliated money market funds. The Funds will not invest in the securities of other investment companies.

(i)

Issuance of Senior Securities: The Funds are not authorized to issue securities senior to the shares offered by the Prospectus, except in connection with borrowings under the terms described above under “Borrowing of Money.”

In addition, as non-fundamental policies, each Fund  will not:

(a)	invest in oil, gas or mineral leases;

(b)

invest in excess of 5% of their total assets at the time of purchase in warrants. Included within this amount, but not to exceed 2% of the Fund’s total assets are warrants which are not listed on the New York Stock Exchange or the American Stock Exchange. This restriction does not apply to warrants initially attached to securities purchased by the Funds;

(c)	invest in real estate limited partnerships; and

(d)	purchase securities on margin, but the Funds may obtain such short-term credits as may be necessary for the purchase and sale of securities.

(e)

purchase or retain the securities of any issuer if, to the knowledge of a Fund, any Officer or Trustee of the Fund or of its investment advisor owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer, and such Officers and Trustees of the Fund or of its investment advisor who own more than 1/2 of 1%, own, in aggregate, more than 5% of the outstanding securities of such issuer.

Each Fund’s investments will be limited in order to allow the Fund to qualify as a “regulated investment company” for purposes of the Internal Revenue Code of 1986, as amended (the “Revenue Code”). See “Taxes.” To qualify, among other requirements, each Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund’s total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. Foreign government securities (unlike U.S. government securities) are not exempt from the diversification requirements of the Revenue Code and the securities of each foreign government issuer are considered to be obligations of a single issuer. Additionally, to qualify as “diversified” under the Investment Company Act, each Fund must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets.

MANAGEMENT OF THE TRUST

Trustees and Officers of the Trust

The Board of Trustees is responsible for the management and supervision of each Fund. The Trustees approve all material agreements between the Funds and the Funds’ service providers.

The Board of Trustees has an Audit Committee, a Nominating Committee and a Valuation Committee. The Audit Committee consists of Trustees who are not “interested persons” of the Funds as defined in the Investment Company Act (the “Independent Trustees”). The Audit Committee reviews each Fund’s compliance procedures and practices, oversees its accounting and financial reporting policies and practices and oversees the quality and objectivity of its financial statements and the independent audit thereof. The Audit Committee is comprised of Messrs. Montgoris and Ehlert. Mr. Montgoris has been determined to meet the qualifications of an audit committee financial expert. The Nominating Committee is comprised of Messrs. Montgoris and Ehlert and evaluates the qualifications of candidates and nominates individuals to serve as Independent Trustees when required. While the Nominating Committee is solely responsible for the selection and nomination of the Independent Trustees, it may consider nominations for the office of Trustee made by Fund shareholders or by management in the same manner as it deems appropriate.  Shareholders who wish to recommend a nominee should send nominations to the Secretary of the Funds, include all appropriate biographical information and set forth the qualifications of the proposed nominee.  The Secretary of the Funds will forward all nominations received to the Nominating Committee. The Valuation Committee, which is comprised of at least two Trustees at all times, one of whom must be an Independent Trustee, oversees the Funds’ valuation procedures. The Audit Committee met six (6) times, the Nominating Committee met three (3) times and the Valuation Committee did not meet during the fiscal year ended June 30, 2006.  The Valuation Committee is comprised of Messrs.  Bent and Ehlert.

Biographical Information. Biographical information relating to the Independent Trustees, the Officers of the Funds and the Trustee who is an “interested person” of the Fund, as defined in the Investment Company Act (the “Interested Trustee”), is set forth below. The Trustees and the Officers of the Funds oversee seven registered investment companies, with 31 portfolios, in the Reserve/Hallmark fund family.

Name, Address, Age	Positions With the Funds	Term of Office** and Length of Service	Principal Occupations during the Last Five Years and Other Directorships

Interested Trustee

Bruce R. Bent†* Age: 69 The Reserve 1250 Broadway New York, NY 10001	Chairman, President and Treasurer	Trustee since inception; Chairman since 2000; Chief Executive Officer from 2000 to 2005.

Chairman of Reserve Management Company, Inc. (“RMCI”) since 2005; President of RMCI from 2000 to 2005; Director and Chairman of Reserve Management Corporation (“RMC”) since 2000; Chief Executive Officer of RMC from 2000 to 2005; and Chairman and Director of Resrv Partners, Inc. (“RESRV”) since 2000; Chairman and Director of Reserve International Liquidity Fund Ltd. since 1990; Co-founder of The Reserve Fund in 1970; Officer thereof since 1970; former Chief Executive Officer of the trusts in the Reserve/Hallmark family of funds.

Independent Trustees

Edwin Ehlert, Jr. Age: 75 2517 Highway #35, Bldg. J Manasquan, NJ 08736		Trustee since inception.	Retired. President, Premier Resources, Inc. (meeting management firm) since 1987.

William J. Montgoris Age: 59 286 Gregory Road Franklin Lakes, NJ 07417		Trustee since 1999.	Retired since 1999. Chief Operating Officer of The Bear Stearns Companies, Inc. from 1979 to 1999; Director of Stage Stores, Inc. (retailing) since 2004.

Officers Who Are Not Trustees

Bruce R. Bent II† Age: 40 The Reserve 1250 Broadway New York, NY 10001	Co-Chief Executive Officer, Senior Vice President and Assistant Treasurer

Vice Chairman, President, Assistant  Secretary of RMCI since 2005; Assistant Treasurer of RMCI since 2000; Senior Vice President and Secretary of RMCI from 2000 to 2005; Vice Chairman and Assistant Secretary of RMC since 2005; Senior Vice President and Assistant Treasurer of RMC since 2000; Vice Chairman of RESRV since 2005 and Secretary, Assistant Treasurer and Director of RESRV since 2000; former Trustee of certain trusts and former President of all trusts in the Reserve/Hallmark family of funds.

Arthur T. Bent III† Age: 38 The Reserve 1250 Broadway New York, NY 10001	Co-Chief Executive Officer, Senior Vice President and Assistant Secretary

Vice Chairman of RMCI since 2005; Chief Operating Officer, Treasurer; Senior Vice President and Assistant Secretary of RMCI since 2000; Vice Chairman of RMC since 2005; President, Treasurer and Assistant Secretary of RMC since 2000; Vice Chairman of RESRV since 2005 and Treasurer, Assistant Secretary and Director of RESRV since 2000; former Treasurer and Chief Financial Officer of the trusts in the Reserve/Hallmark family of funds.

Patrick J. Farrell Age: 46 The Reserve 1250 Broadway New York, NY 10001	Chief Financial Officer

Chief Financial Officer of RCMI and RMC since 2006; Treasurer and Assistant Secretary of MainStay Funds, Eclipse Funds and MainStay VP Funds from 2001 to 2005; Principal Financial Officer of McMorgan Funds; Managing Director of New York Life Investment Management.

Edmund P. Bergan Age: 56 The Reserve 1250 Broadway New York, NY 10001	Secretary and General Counsel

Senior Vice President, General Counsel and Secretary of RMCI and its affiliates since 2006; Senior Regulatory Counsel of Proskauer Rose LLP from 2004 to 2006;  Prior thereto, and since before 2001, Senior Vice President and General Counsel of the mutual fund distribution and servicing affiliates of Alliance Capital Management L.P.

Christina Massaro Age: 39 The Reserve 1250 Broadway New York, NY 10001	Chief Compliance Officer

Chief Compliance Officer of the Funds, RMCI and RESRV since 2005; Anti-Money Laundering Compliance Officer of RMCI and RESRV since 2006; Chief Compliance Officer from 2001 to 2005 and Anti-Money Laundering Compliance Officer from 2002 to 2005 of Maxcor Financial Inc. and Maxcor Financial Asset Management.

*  Mr. Bruce Bent is an “interested person” of the Funds as defined in Section 2(a) (19) of the Investment Company Act due to his positions with RMC, RMCI and RESRV.

** Each Trustee shall hold office until he resigns, is removed or until his successor is duly elected and qualified.  A Trustee shall retire upon attaining the age of seventy-five (75) years, unless extended by a vote of the non-interested Trustees. Trustees need not be Shareholders. Officers hold their positions with the Trust until a successor has been duly elected and qualified.

† Mr. Bruce R. Bent is the father of Mr. Bruce R. Bent II and Mr. Arthur T. Bent III.

Effective March 22, 2005, Messrs. Bruce R. Bent II, Joseph Donnelly, Frank Stalzer, Patrick Foye and Fr. Donald Harrington resigned from the Board of Trustees of the Trust.  Effective May 12, 2005, Mr. William Viklund resigned from the Board of Trustees of the Trust.  These resignations are part of the Funds’ efforts to comply with recently enacted SEC rules regarding board composition.

Trustee Share Ownership. As of December 31, 2005 the Trustees were the beneficial owners of the equity securities of all the Funds and other registered investment companies in the Reserve/Hallmark family of funds overseen by each Trustee (the “Supervised Funds”), as indicated below:

Name*	First Mutual Fund	Total Return Bond Fund	All Supervised Funds

Bruce R. Bent	None	None	Over $100,000
Edwin Ehlert, Jr.	None	None	None
William Montgoris	None	None	$5,001- $100,000

*This table does not include securities held by former trustees, if any.

As of June 30, 2006, neither the Independent Trustees nor any of their immediate family members owned beneficially or of record any securities of the Adviser, Resrv Partners, Inc. (“Resrv” or the “Distributor”), any Sub-Adviser or an entity controlling, controlled by or under common control with any of these entities.

Compensation of Trustees. The Independent Trustees are paid a fee of $3,500 for each Board meeting of the Trust that they attend in person, a fee of $1,000 for each joint telephonic meeting of the Trust that they participate in, and an annual fee of $40,000 for service to all of the trusts in the Reserve/Hallmark family of fund complex and reimbursement for any out-of-pocket expenses of attending meetings.  These fees and expenses are allocated among the funds in the Reserve/Hallmark fund complex on the basis of each fund’s relative net assets.  The Trustees do not receive any pension or retirement benefits. The Audit Committee members receive an annual committee fee of $2,000 and a fee of $1,000 for each telephonic meeting of the Audit Committee that they participate in that is held separately from a Board meeting. Mr. Montgoris receives an annual fee of $25,000 for his service as an audit committee financial expert for the trusts for which he serves as such.

For the fiscal year ended June 30, 2006, the Independent Trustees received the following compensation from the Funds and Supervised Funds:

Compensation by Registrant	Compensation from all Reserve /Hallmark Funds
$57	$124,750

*Each Trustee serves on the Board of seven registered investment companies, which encompass a total of 31 funds.

Codes of Ethics

The Trust, Reserve Management Company, Inc. (the “Adviser” or “RMCI”), Resrv Partners, Inc. (the “Distributor” or “Resrv”)and Trainer Wortham & Company, Inc. (“Trainer Wortham”)(the “Sub-Adviser”) has adopted Codes of Ethics conforming to the requirements of Rule 17j-1 under the 1940 Act. The purpose of the Codes of Ethics is to establish guidelines and procedures to identify and prevent persons who may have knowledge of the Trust’s investments and investment intentions from breaching their fiduciary duties and to deal with other situations that may pose a conflict of interest or a potential conflict of interest. Additionally, federal securities laws require money managers and others to adopt policies and procedures to identify and prevent the misuse of material, non-public information. As per the Codes of Ethics, an Access Person may only engage in Personal Securities Transactions in accordance with the procedures and guidelines established. The Codes of Ethics do not cover transactions in debt securities issued by the U.S. government or its agencies or instrumentalities, bankers’ acceptances, bank certificates of deposit, commercial paper or municipal bonds.

Proxy Voting Policies and Procedures

The Trustees have delegated proxy voting authority to RMCI. In accordance with the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, RMCI, as investment adviser to the Trust, has adopted and implemented the following proxy voting policy with respect to those series of the Trust for which the Sub-Adviser is vested with discretionary investment management authority. RMCI believes that these procedures ensure that proxies are voted in the best interest of the Trust and its shareholders, in accordance with its fiduciary duties and applicable rules.

The Sub-Adviser shall be primarily responsible for determining how to vote proxies in respect to companies in which the respective Fund invests and for the ongoing review and evaluation of its own proxy voting policy and corresponding compliance with the requirements of Rules 206(4)-6 and 204-2(c)(2). RMCI will receive periodic reports from the Sub-Adviser to ensure that they have adopted and implemented a proxy voting policy and to acknowledge any mitigating circumstances or conflicts of interest.

RMCI’S proxy voting policy was approved by the Trustees. RMCI’s proxy voting policies and procedures, as well as information about how a particular proxy was voted, are available upon request. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2006 is available on the SEC’s website at www.sec.gov or by contacting the Funds. Please contact The Hallmark Funds, 1250 Broadway, New York, NY 10001-3701, attn: Client Services, or call 888-823-2867 to request a free copy.

PRINCIPAL HOLDERS OF SECURITIES

Listed below are the names and addresses of those shareholders and accounts who, as of September 30, 2006, owned of record or beneficially 5% or more of the shares of a Fund.

Persons or organizations beneficially owning, either directly or through one or more controlled companies, 25% or more of the outstanding shares of a Fund may be presumed to “control” (as that term is defined in the Act) a Fund. As a result, these persons or organizations could have the ability to approve or reject those matters submitted to the shareholders of such Fund for their approval. As of September 30, 2006, no person or organization was a control person of any Fund.  The Trustees and Officers in the aggregate, owned less than 1% of any class of any Fund as of September 30, 2006.

As of September 30, 2006, the following persons or organizations owned of record or beneficially more than 5% of any class of the outstanding voting shares of First Mutual Fund:

CLASS	ACCOUNT #	REGISTRATION	ADDRESS	% OF CLASS

I	000001404-00	TRAINER WORTHAM PROFIT SHARING TRST C/O TRAINER WORTHAM	1230 AVENUE OF THE AMERICAS, 2ND FLOOR, NEW YORK NY 10020-1513	11.95
I	000007021-00	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS	101 MONTGOMERY ST, SAN FRANCISCO CA 94104-4122	6.18
I	600001286-00	EUGENE L BUCKLEY AND PATRICIA K BUCKLEY JTWROS	7731 SPANISH BAY DR LAS VEGAS NV 891133-0000	6.4
R	012416809-00	RESERVE MANAGEMENT CO. INC.	1250 BROADWAY 32ND FLOOR, NEW YORK, NY 10001-3701	100

As of September 30, 2006, the following persons or organizations owned of record or beneficially more than 5% of any class of the outstanding voting shares of Total Return Bond Fund:

CLASS	ACCOUNT #	REGISTRATION	ADDRESS	% OF CLASS

I	000007021-00	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS	101 MONTGOMERY ST, SAN FRANCISCO CA 94104-4122	6.89
I	020000289-00	PFPC TRUST CO C/F R/O IRA FBO JAMES KELLOGG	57 ROLLINGHILLS DR, CODY WY 82414	27.19
I	600009206-00	NEIL D SCHWED TRST NEIL D SCHWED REVOCABLE TRUST U/A DTD 07/18/2001	100 DEER VALLEY RD APT 1N, SAN RAFAEL CA 94903-5508	49.35
R	012416809-00	RESERVE MANAGEMENT CO. INC.	1250 BROADWAY 32ND FLOOR, NEW YORK, NY 10001-3701	100

INVESTMENT ADVISORY AND OTHER SERVICES

The Investment Adviser

RMCI, 1250 Broadway, New York, New York 10001-3701 manages the Trust and provides it with investment advice. Under an Investment Management Agreement, RMCI manages each Fund, is responsible for the oversight of the Trust’s operations and otherwise administers the affairs of the Trust as it deems advisable subject to the overall control and direction of the Trustees and the investment policies and limitations of the Trust described in the Prospectus and this SAI. Bruce R. Bent, Bruce R. Bent II and Arthur T. Bent III are each considered a “controlling person” of RMCI based on their direct and indirect securities ownership. RMCI owns 100% of the Class R shares of First Mutual Fund and Total Return Bond Fund.

RMCI has been granted relief by the SEC to appoint, dismiss and replace sub-advisers and amend the sub-advisory agreements subject to the approval of the Trustees and without obtaining shareholder approval.

Pursuant to the Investment Management Agreement, the Funds pay RMCI a comprehensive management fee per year of the average daily net assets of each Fund at the following rates:

Fund	Class R	Class I
First Mutual Fund	1.30%	1.00%
Total Return Bond Fund	1.05%	1.00%

The comprehensive management fee includes the advisory fee, as well as all administrative and customary operating expenses of the Funds, shareholder liaison services (such as, responding to customer inquiries and providing information on their investments) recordkeeping charges, accounting expenses, and transfer agent costs. Excluded from the definition of administrative and customary operating expenses are interest, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expenses, including expenses incurred in connection with litigation proceedings, other claims and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors and other agents of the Trust, payments made pursuant to the Trust’s Distribution Plan, state (blue sky) and SEC registration fees, and the fees and expenses of the Non-interested Trustees, for which each Fund pays its direct or allocated share.

The Investment Management Agreement is subject to annual review and must be approved at least annually by a vote of a majority of the Trustees, including a majority of the Non-interested Trustees, cast in person at a meeting called for the purpose of voting on such renewal. The Agreement terminates automatically upon its assignment and may be terminated without penalty upon sixty (60) days written notice by vote of the Trustees, by vote of a majority of outstanding voting shares of the Fund or by RMCI.  During the period of July 1, 2004 through September 30, 2004, the Funds paid the following amounts to their respective former advisers:

Fund Name	Management Fee	Management Fee Waivers
First Mutual Fund	$43,047	0
Total Return Bond Fund	$29,546	20,961

For the period of October 1, 2004 through June 30, 2005 RMCI received the following aggregate management fees for each fund:

Fund Name	Management Fee
First Mutual Fund	$188,774
Total Return Bond Fund	$165,447

Trainer Wortham, with offices at 1230 Avenue of the Americas, New York, NY 10020 and offices at 111 Pine Street, San Francisco, CA 94111 serves as the sub-advisor of the First Mutual Fund and Total Return Bond Fund.

With regard to First Mutual Fund, Trainer Wortham earned fees of  $84,583 for the fiscal year ended June 30, 2006.

With regard to Total Return Bond Fund for the fiscal year ended June 30, 2006 Trainer Wortham earned fees of $57,485.

Sub-Investment Management Agreements. The Adviser and the Trust have entered into Sub-Investment Management Agreements (the “Sub-Advisory Agreements”) with the sub-adviser ( “Sub-Adviser” ). The Sub-Adviser is responsible for the day-to-day investment decisions of the relevant Fund and is a registered investment adviser.  The Sub-Advisory Agreements are subject to annual review and approval by the Trustees, including a majority of those who are not “interested persons” as defined in the Investment Company Act, cast in person at a meeting called for purpose of voting on such renewal. Each Agreement automatically terminates upon its assignment and may be terminated without penalty upon sixty (60) days’ written notice by vote of the Trustees, by vote of a majority of outstanding voting shares of the Fund or by the Sub-Adviser.

Trainer, Wortham & Company, Inc., 1230 Avenue of the Americas, New York, NY 10020, a wholly owned subsidiary of First Republic Bank, was formed in 1924 and as of September 30, 2006 managed approximately $5.2 billion for individuals, family trusts and employee benefit plans and has over seventy years experience using the investment policies discussed herein.  Trainer, Wortham & Company, Inc. is the Sub-Adviser for First Mutual Fund, Total Return Bond Fund and Hallmark Capital Appreciation Fund.

J. Robert Bloom, Jr., Chief Investment Officer/Managing Director of Trainer Wortham & Co., Inc. serves as the portfolio manager of the Hallmark First Mutual Fund.  Mr. Bloom is also the portfolio manager of the Hallmark Capital Appreciation Fund, a series of the Hallmark Equity Series Trust.

Mr. Bloom is primarily responsible for the day-to-day management of the Fund’s portfolio.  Mr. Bloom joined Trainer Wortham in 2005.  Prior to joining Trainer Wortham, he served as Executive Vice President and Principal of Berg Capital from 2002 through 2004 and as President of LF Kapital - U.S. Office from 2001 to 2002. Mr. Bloom received his BS from Wharton School in 1963 and his MBA from the University of Iowa in 1964.

Mr. Bloom does not manage any accounts other than the Hallmark Fisrt Mutual Fund and Hallmark Capital Appreciation Fund.  Mr. Bloom receives a fixed salary and variable bonus for his services which are not tied to the performance of the Fund or the value of the Fund’s assets. Mr. Bloom also participates in Trainer Wortham’s 401K plan.  Mr. Bloom has no investment in the First Mutual Fund.

John D. Knox serves as portfolio manager of the Total Return Bond Fund and has been primarily responsible for the day-to-day management of the Fund’s portfolio since inception. Mr. Knox joined Trainer, Wortham & Company, Inc. in 1995 and is its President as well as the Managing Director of Fixed Income. Prior to joining Trainer Wortham, Mr. Knox served as Director of Global Fixed Income and Managing Director of Bear Stearns Asset Management and Bear Stearns, respectively from 1994-1995. For more than 11 years prior thereto, Mr. Knox was a principal and Senior Portfolio Manager at Morgan Stanley Asset Management. Mr. Knox received his BA degree from Princeton University.  Mr. Knox also manages: (i) 4 other pooled investment vehicles with approximately $1.2 billion in total assets on June 30, 2006; and (ii) 60 separately managed accounts with approximately $1.9 billion in total assets on June 30, 2006.

Mr. Knox recieves a fixed salary and bonus for his services on all accounts managed and participates in Trainer, Wortham & Company, Inc.’s retirement program, ESOP plan and deferred compensation plan.  Mr. Knox’s compensation is not tied to the performance or the value of any account’s assets.  Mr. Knox does not own any shares of Total Return Bond Fund.

For all services rendered by Trainer, Wortham & Company, Inc. with regard to First Mutual Fund, the Adviser shall pay Trainer, Wortham & Company, Inc. at the end of each calendar quarter a fee of not less than 0.30% (annualized) on the average daily net assets of First Mutual Fund attributable to Class R shares during that calendar quarter and not less than 0.20% (annualized) on the average daily net assets attributable to Class I shares during that calendar quarter.  With regard to assets attributable to shareholders in First Mutual Fund on or prior to September 28, 2004, the Adviser shall pay Trainer, Wortham & Company, Inc. at the end of each calendar quarter a fee of not less than 0.45% (annualized) on the average daily net assets attributable to those shareholders.

For all services rendered by Trainer, Wortham & Company, Inc. with regard to Total Return Bond Fund, the Adviser shall pay Trainer, Wortham & Company, Inc. at the end of each calendar quarter a fee of not less than 0.30% (annualized) on the average daily net assets of Total Return Bond Fund attributable to Class R shares during that calendar quarter and not less than 0.20% (annualized) on the average daily net assets attributable to Class I shares during that calendar quarter.  With regard to assets attributable to shareholders in Total Return Bond Fund on or prior to September 28, 2004, the Adviser shall pay Trainer, Wortham & Company, Inc. at the end of each calendar quarter a fee of not less than 0.35% (annualized) on the average daily net assets attributable to those shareholders.

The chart below shows the Sub-Adviser retained for each Fund and the amounts paid to each Sub-Adviser during the last fiscal year.

Fund Name	Sub-Adviser	June 30, 2006
First Mutual Fund	Trainer, Wortham & Company, Inc.	$84,853

Total Return Bond Fund	Trainer, Wortham & Company, Inc.	$57,485

Potential Conflicts of Interest.  It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of a Fund’s investments on the one hand and the investments of other accounts on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among a Fund and other accounts he/she advises. In addition, due to possible differences in the investment strategies or restrictions between a Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund.  The Sub-Adviser has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Potential conflicts may include:

Allocation of Limited Time and Attention.  Each portfolio manager manages accounts other than the relative Fund and may devote unequal time and attention to the management of the Fund(s) he/she advises.  As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds as might be the case if he were to devote substantially more attention to the management of a single fund.  The effects of this potential conflict may be more pronounced where funds and other accounts and overseen by a portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities.  If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds, the opportunity may be allocated among these several funds, which may limit the Fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies.  At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds or other accounts for which he/she exercises investment responsibility, or may decide that certain of the funds should take differing positions with respect to a particular security.  In these cases, a portfolio manager may place separate transactions for one or more funds which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds.

The Distributor

Resrv, 1250 Broadway, New York, NY 10001-3701, an affiliate of RMCI, serves as distributor of the shares of the Trust. Resrv is a “principal underwriter” for the Trust within the meaning of the Act, and as such acts as agent in arranging for the continuous offering of Trust shares. Resrv has the right to enter into dealer agreements with brokers or other persons of its choice for the sale of Trust shares. Resrv’s principal business is the distribution of shares of mutual funds and it has retained no underwriting commissions during the last three fiscal years. The Distribution Agreement must be approved annually by the Trustees, including a majority of the Non-interested Trustees.

Prior to October 1, 2004, PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA, 19406 served as distributor of the Trust’s shares.

Distribution and Shareholder Service Plans

The Trust maintains a Plan of Distribution and related agreements, as amended, pursuant to Rule 12b-1 of the 1940 Act (“Distribution Plan”). Pursuant to the Distribution Plan, the Distributor or its affiliates may make payments (“assistance payments”) to brokers, financial institutions and financial intermediaries (“Intermediaries”) in respect of each Fund’s Class R shareholder accounts (“Class R accounts”) to which the Intermediaries have rendered distribution assistance or other services. The Distributor may also retain amounts to pay for advertising and marketing expenses. Assistance payments by the Distributor are made to Intermediaries at an annual rate of 0.25% of the average daily net asset value (“NAV”) of all Intermediaries’ Class R accounts. The Trustees have determined that there is a reasonable likelihood that the Distribution Plan will benefit the Trust and its Class R shareholders and that its costs are primarily intended to result in the sale of the Trust’s shares. The Class I shares of each Fund do not participate in the Distribution Plan. Under the Distribution Plan, the Trust’s officers report quarterly the amounts and purposes of assistance payments to the Trustees. In conformity with regulatory requirements governing the operation of the Distribution Plan, the selection and nomination of the Non-interested Trustees of the Trust are at the discretion of the Non-interested Trustees currently in office. The Distribution Plan and related agreements as to any Fund may be terminated at any time by a vote of a majority of the outstanding voting securities of that Fund. The Distribution Plan and related agreements may be renewed from year to year if approved by a vote of a majority of the Trustees, including a majority of the Non-interested Trustees. The Distribution Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Distribution Plan must be approved by a majority vote of the Trustees, including a majority of the Non-interested Trustees, cast in person at a meeting called for the purpose of such vote.

Each Fund paid the following fees under the Distribution Plan for the fiscal year ended June 30, 2006.

Fund Name	Distribution Fee Paid

First Mutual Fund	$2

Total Return Bond Fund	$2

Substantially all amounts paid under the Distribution Plan were to Intermediaries for providing shareholder and distributions services to the Funds.  As of June 30, 2006, for the period since inception of the Distribution Plan, the distribution expenses have equaled or exceeded the distribution revenues for each Fund.

Prior to October 1, 2004, First Mutual Fund operated a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “TW Plan”). The TW Plan permitted the First Mutual Fund to reimburse the Distributor for actual distribution and shareholder servicing expenses incurred by the Distributor not exceeding, on an annual basis, 0.25% of the Fund’s average daily net assets.

The TW Plan provided that the Trust’s principal underwriter would be reimbursed on a monthly basis for expenses incurred in connection with the distribution of Fund shares.

The Custodian

Effective October 1, 2004, J.P. Morgan Chase & Co., 4 New York Plaza, New York, NY, 10004 is Custodian of the assets of the Trust pursuant to a Custodian Agreement. The Custodian has no part in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

Prior to October 1, 2004, PFPC Trust Company, 8800 Tinicum Boulevard, Philadelphia, PA, 19153, served as the Trust’s Custodian.

Independent Registered Public Accounting Firm

The Audit Committee has selected KPMG LLP, 345 Park Avenue, New York, NY 10154 as the Trust’s independent registered public accounting firm. The Funds’ financial statements for the fiscal year ended June 30, 2006, have been audited by KPMG LLP and are incorporated herein by reference in reliance upon the report of such firm.

Brokerage Commissions

Subject to the overall supervision of the officers of the Trust, its Trustees, and the Adviser, the Sub-Adviser places all orders for the purchase and sale of their respective Fund’s investment securities. In general, in the purchase and sale of investment securities, the Sub-Adviser will seek the best net results in respect to prompt and reliable execution of orders at favorable prices or yields. In determining best net results, theSub-Adviser may take into account a dealer’s operational and financial capabilities, the type of transaction involved, the dealer’s general relationship with the Fund’s Sub-Adviser, and any statistical, research, or other services provided by the dealer. To the extent such non-price factors are taken into account, the execution price paid may be increased, but only in reasonable relation to the benefit of such non-price factors to the Fund as determined in good faith by the Fund’s Sub-Adviser. Brokers or dealers who execute investment securities transactions for a Fund may also sell its shares; however, any such sales will not be either a qualifying or disqualifying factor in the selection of brokers or dealers. Subject to procedures adopted by, and the supervision of, the Trustees, the Sub-Adviser is authorized to place portfolio transactions with brokers or dealers affiliated with it provided the commission or fee charged is comparable to that charged by non-affiliated brokers or dealers on comparable transactions involving similar securities being purchased or sold during a comparable period of time on a securities exchange. Any such transactions will be in accordance with Rule 17e-1 under the 1940 Act. When transactions are made in the over-the-counter market, each Fund deals with the primary market makers unless more favorable prices are otherwise obtainable.

During the fiscal years ended June 30, 2006, 2005, and 2004, First Mutual Fund paid total brokerage commissions of  $71,729, $51,134, and  $62,985  respectively. During the fiscal years ended June 30, 2006, 2005 and 2004, Total Return Bond Fund paid no brokerage commissions.

HOW TO BUY AND SELL SHARES

Information relating to the calculation of net asset value and to the purchase and redemption of shares is located in the Prospectus.

TAXES

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder and judicial and administrative rulings, all of which are subject to change which may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Code so long as such qualification is in the best interests of shareholders. If it so qualifies, each Fund generally will not be subjected to federal income tax on distributed amounts. Shareholders of a Fund, however, will be subject to federal income tax on any ordinary income and capital gains realized by the Fund and distributed to shareholders, whether distributed in cash or in the form of additional shares.

Shareholders receiving distributions in the form of additional shares of a Fund will have a cost basis for federal income tax purposes in each share received equal to the NAV of a share of that Fund on the reinvestment date. An exchange of shares in a Fund for shares of a related Fund will be treated as a taxable sale of the exchanged Fund shares. Accordingly, a shareholder may recognize a gain or loss for federal income tax purposes depending upon his or her basis in the Fund shares exchanged. A gain or loss will be treated as a capital gain or loss if the shares are capital assets in the shareholder’s hands. The shareholder will have a tax basis in the newly acquired Fund shares equal to the amount invested and will begin a new holding period for federal income tax purposes.

In order to qualify as a “regulated investment company” under the Code, each of the Funds must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments from certain securities loans, gains from the sale of stock, securities or foreign currencies or other income (such as gains from options, futures or forward contracts) from investing in stock, securities or currencies; or net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derives 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (ii) hold as of the close of each taxable year quarter at least 50% of its assets in certain investments, such as cash, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities limited from any issuer to not more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and hold not more than 25% of the value of the Fund’s assets in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers that a Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

Each Fund’s investments in partnerships, including in qualified publicly traded partnerships, may result in that Fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

The Code imposes a non-deductible, 4% excise tax on regulated investment companies that do not distribute to their shareholders in each calendar year an amount equal to (i) 98% of their calendar year ordinary income plus (ii) 98% of their capital gain net income (the excess of capital gains over capital losses) for the one year period ending October 31. Dividends declared in October, November or December of any year to shareholders of record on any date in such a month will be deemed to have been received by the shareholders and paid by the Fund on December 31 of that year, provided such dividends are paid during January of the following year. If in any taxable year a Fund fails to qualify as a regulated investment company, the Fund’s taxable income will be taxable at corporate income rates and distributions to shareholders will be taxable as dividends to the extent of the Fund’s earnings and profits.

Dividends paid by a Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to as “ordinary income dividends”) are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in futures and options) (“capital gain dividends”) are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. The tax rate has been reduced on certain dividend income and long-term capital gain applicable to non-corporate shareholders for taxable years ending in or prior to 2008. Distributions comprised of dividends from domestic corporations and certain foreign corporations (generally, corporations incorporated in a possession of the United States, some corporations eligible for treaty benefits under a treaty with the United States and corporations whose stock is readily tradable on an established securities market in the United States) are treated as “qualified dividend income” eligible for taxation at a maximum rate of 15% in the hands of non-corporate shareholders. A certain portion of a Fund’s dividends when paid by a Fund to non-corporate shareholders may be eligible for treatment as qualified dividend income. In order for dividends paid by a Fund to be qualified dividend income, a Fund must meet holding period and certain other requirements with respect to the dividend-paying stocks in its portfolio and the non-corporate shareholder must meet holding period and certain other requirements with respect to a Fund’s shares. To the extent a Fund engages in securities lending with respect to stock paying qualified dividend income, it may be limited in its ability to pay qualified dividend income to its shareholders.

Any loss upon the sale or exchange of Fund shares held for six months or fewer will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of a Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming the shares are held as a capital asset). Generally not later than 60 days after the close of its taxable year, a Fund will provide its shareholders with a written notice designating the amount of any capital gain dividends, qualified dividend income taxable at the maximum 15% rate as well as dividend eligible for the dividends received deduction.

Ordinary income and capital gain dividends are taxable to shareholders even if they are reinvested in additional shares of a Fund. A portion of a Fund’s ordinary income dividends attributable to the dividends received from domestic corporations will be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met. To the extent that a Fund’s dividends are attributable to dividends received from foreign corporations, payments on certain types of preferred stock and other distributions ineligible for the deduction, they will not qualify for the dividends received deduction. If a Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by a Fund and received by its shareholders on December 31 of the year in which the dividend was declared.

Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending upon his basis in his shares. Such gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands. Capital gains may be taxable to individuals and certain other shareholders at the maximum federal capital gains rate, depending upon the shareholder’s holding period for the shares. If a shareholder exercises an exchange privilege within 90 days of acquiring Fund shares, then the loss that the shareholder recognizes on the exchange will be reduced (or the gain increased) to the extent any sales charge paid on the exchanged shares reduces any sales charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares. A loss realized on a sale or exchange of shares of a Fund will be disallowed if such shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Investment by a Fund in zero coupon or other discount debt securities will result in income to the Fund equal to a portion of the excess of the face value of the debt securities over their issue price (the “original issue discount”) each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which a Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax. In addition, if a Fund invests in certain high-yield original issue discount securities issued by corporations, a portion of the original issue discount accruing on any such obligation may be eligible for the deduction for dividends received by corporations. In such event, dividends of investment company taxable income received from a Fund by its corporate shareholders, to the extent attributable to such portion of accrued original issue discount, may be eligible for the deduction for dividends received by corporations if so designated by the Fund in a written notice to shareholders. Gains derived by the Fund from the disposition of any market discount bonds (i.e., bonds purchased other than at original issue, where the face value of the bonds exceeds their purchase price) held by a Fund will be taxed as ordinary income to the extent of the accrued market discount of the bonds, unless the Fund elects to include the market discount in income as it accrues.

The Code includes rules applicable to certain non-equity listed options, futures contracts, and options on futures contracts which a Fund may write, purchase or sell. Such options and contracts are classified as Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (“60/40 gain or loss”). Such contracts generally are required to be treated as sold at market value on the last day of such fiscal year and on certain other dates for federal income tax purposes (“marked-to-market”). Generally, equity options (options to buy or sell stocks) are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Fund from transactions in equity options generally constitute short-term capital gains or losses. If equity call options written, or equity put options purchased, by a Fund are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of gain or loss, the sales proceeds are reduced by the premium paid for equity puts or increased by the premium received for equity calls.

Generally, the hedging transactions undertaken by a Fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains or losses realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently.

A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, this amount, character and timing of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions. Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle position, the amount which may be distributed to shareholders, and which will be taxed as ordinary income or capital gain, may be increased or decreased as compared to a Fund that does not engage in such hedging transactions. Recently enacted rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period of the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code.

Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if the Fund enters into a short sale, offsetting notional principal contract or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the taxable year, if certain conditions are met.

Gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income.

A Fund may be subject to non-U.S. tax on income and gains received from securities of non-U.S. issuers which generally is withheld by a foreign country at the source. The U.S. has entered into tax treaties with many foreign countries which may entitle a Fund to a reduced rate of tax or exemption from tax on income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested within various countries is not known. The Funds intend to operate so as to qualify for tax treaty benefits where applicable. To the extent that a Fund is liable for foreign income taxes withheld at the source, the Fund may operate so as to meet the requirements of the Code to “pass through” to its shareholders tax benefits attributable to foreign income taxes paid by the Fund. If more than 50% of the value of the Fund’s total assets at the close of its taxable year is comprised of securities issued by foreign corporations, the Fund may elect to “pass through” to its shareholders the amount of foreign taxes paid by the Fund. Pursuant to this election shareholders will be required to (i) include in gross income, even though not actually received, their respective proportional share of foreign taxes paid by the Fund; (ii) treat their proportional share of foreign taxes as paid by them; and (iii) subject to certain limitations, either deduct their proportional share of foreign taxes in computing their taxable income, or use such share as foreign tax credit against U.S. income tax (but not both). No deduction for foreign taxes may be claimed by a non-corporate shareholder who does not itemize deductions. One or more of the Funds may meet the requirements to “pass through” to its shareholders foreign income taxes paid, but there can be no assurance that any Fund will do so. Each shareholder will be notified within 60 days after the close of the taxable year of the Fund if the foreign taxes paid by the Fund will “pass through” for that year, and, if so, the amount of each shareholder’s proportional share (by country) of (i) the foreign taxes paid and (ii) the Fund’s gross income from foreign sources. The notice shall also include the amount of foreign taxes not allowable for “pass through” treatment because of a failure to satisfy certain requirements imposed under the Code.

A Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If a Fund receives a so-called “excess distribution” with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another currently available election involves marking to market the Fund’s PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains and losses are treated as though they were realized. Any such mark-to-market losses and any loss from all actual disposition of shares is deductible as an ordinary loss to the extent of any net mark-to-market gains previously reported as income.

A Fund generally will be required to withhold federal income tax at a rate of 28% (“backup withholding”) from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (i) the shareholder fails to furnish the Fund with the shareholder’s correct taxpayer identification number or social security number, (ii) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder’s federal income tax liability.

Shareholders will receive, if appropriate, various written notices after the close of each Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Funds to their shareholders during the preceding taxable year.

Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted.  Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Shareholders.  Dividends paid by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains.  In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty.  The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States.  Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder.  A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate).

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Fund.

Recently enacted legislation generally exempts from United States federal withholding tax properly-designated dividends that (i) are paid in respect of the Fund’s “qualified net interest income” (generally, a Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which such Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) and (ii) are paid in respect of a Fund’s “qualified short-term capital gains” (generally, the excess of such Fund’s net short-term capital gain over its long-term capital loss for such taxable year).  This legislation applies for taxable years beginning before January 1, 2008.  However, depending on its circumstances, a Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.  In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form).

Special rules apply to foreign persons who receive distributions from a Fund that are attributable to gain from “U.S. real property interests” (“USRPIs”).  The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in “U.S. real property holding corporations.”  The Code defines a U.S. real property holding corporation as any corporation whose USRPIs make up more than 50% of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business.  In general, the distribution of gains from USRPIs to foreign shareholders is subject to U.S. federal income tax withholding at a rate of 35% and obligates such foreign shareholder to file a U.S. tax return.  To the extent a distribution to a foreign shareholder is attributable to gains from the sale or exchange of USRPIs recognized by a real estate investment trust or (for taxable years beginning before January 1, 2008) a regulated investment company, the Code treats that gain as the distribution of gain from a USRPI to a foreign shareholder which would be subject to U.S. withholding tax of 35% and would result in U.S. tax filing obligations for the foreign shareholder.

However, a foreign shareholder achieves a different result with respect to the gains from the sale of USRPIs if the real estate investment trust or regulated investment company is less than 50% owned by foreign persons at all times during the testing period, or if such gain is realized from the sale of any class of stock in a REIT which is regularly traded on an established US securities market and the REIT shareholder owned less than 5% of such class of stock at all times during the taxable year.  In such event, the gains are treated as dividends paid to a non-U.S. shareholder.

The foregoing is only a summary of certain material U.S. federal income tax consequences affecting each Fund and their shareholders.  Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

INFORMATION ABOUT THE TRUST

The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. Shares of a Fund represent equal proportionate interests in the assets of that Fund only and have identical voting, dividend, redemption, liquidation and other rights except that if a class is separately affected by a matter requiring shareholder vote, each class will vote separately on such matters. Shares of all classes vote together for the election of Trustees and have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Trustees could elect all Trustees if they so choose, and in such event the holders of the remaining shares could not elect any person to the Board of Trustees. All consideration received by the Trust for shares of one of the Funds and/or classes and all assets in which such consideration is invested will belong to that Fund and/or class (subject only to rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one series and/or class are treated separately from those of the other series and/or class. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other right to subscribe to any additional shares.

The Board of Trustees does not intend to hold annual meetings of shareholders of the Funds. Subject to certain conditions, shareholders of the Funds may seek to communicate with other shareholders to request a shareholder’s meeting to vote upon the removal of a Trustee or Trustees.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Adviser and the Funds maintain portfolio holdings disclosure policies that govern the disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. These portfolio holdings disclosure policies have been approved by the Board of Directors of the Funds. Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s Web site at www.sec.gov.

From time to time fund-rating companies, such as Morningstar, Inc., may request complete portfolio holdings information in connection with rating the Funds. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information. To prevent such parties from potentially misusing portfolio holdings information, the Funds’ Chief Compliance Officer will generally only permit the disclosure of such information as of the end of the most recent calendar quarter, with a lag of at least thirty days. In addition, the Funds’ Chief Compliance Officer may grant exceptions to permit additional disclosure of portfolio holdings information at differing times on a case-by-case basis, generally with a lag of at least thirty days from the date of the request to other parties that the Funds believe have legitimate objectives in requesting such portfolio holdings information provided that: (a) the recipient does not distribute the list of portfolio holdings to persons who are likely to use the information for purposes of purchasing or selling Fund shares or Fund portfolio holdings before the Funds publicly disclose the portfolio holdings; and (b) the recipient signs a written confidentiality agreement or is otherwise bound by a duty of confidentiality. The Chief Compliance Officer shall monitor compliance with these restrictions and inform the Board of Trustees of any violations.

In addition, the Funds’ service providers, such as their custodian and fund legal counsel, who are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law or contract, may receive portfolio holdings information in connection with their services to the Funds.

The furnishing of non-public portfolio holdings information to any third party (other than authorized governmental and regulatory personnel) requires the approval of the Adviser’s Chief Compliance Officer. The Adviser will approve the furnishing of non-public portfolio holdings to a third party only if the furnishing of such information is believed to be in the best interest of the Funds and their shareholders. No consideration may be received by the Funds, the Adviser, any affiliate of the Adviser or their employees in connection with the disclosure of portfolio holdings information. There are currently no ongoing arrangements to make available information about the Funds’ portfolio securities, other than as described above. The Board receives and reviews quarterly a list of the persons who receive non-public portfolio holdings information and the purpose for which it is furnished. The Board monitors any dissemination of the Funds’ portfolio holdings information to address potential conflicts of interest that could arise between the interests of the Funds’ shareholders and the interests of the Adviser or its affiliates.

FINANCIAL STATEMENTS

The Funds’ audited Financial Statements for the year ended June 30, 2006 are incorporated into this SAI by reference to the Funds’ Annual Report dated June 30, 2006. The Funds’ Annual Report is available at no charge by calling 888-823-2867.

PART C
OTHER INFORMATION

Item 23. Exhibits.

(a)                                  Agreement and Declaration of Trust dated October 18, 1994, last amended July 25, 1995 — Incorporated herein by reference to Exhibit No. 1(a) to Post-Effective Amendment No. 56 to Registration Statement No. 2-15037 filed September 30, 1996.

(b)(1)                   By-Laws dated October 18, 1994, last amended July 25, 1996 — Incorporated herein by reference to Exhibit No. 2(a) to Post-Effective Amendment No. 56 to Registration Statement No. 2-15037 filed September 30, 1996.

B(2)                          Amendment to By-Laws, filed as an Exhibit to Registrant’s Post-Effective Amendment No.75, filed on October 28, 2005 and incorporated herein by reference.

(c)                                  See Exhibits “a” and “b.”

(d)(1)                                                                   Investment Management Agreement for Hallmark Investment Series Trust filed as an Exhibit to Registrant’s Post-Effective Amendment No. 74, filed on October 1, 2004 and incorporated herein by reference.

(d)(2)(ii)Sub-Investment Management Agreement for Hallmark First Mutual Fund between Reserve Management Company, Inc. and Trainer Wortham & Company, Inc. filed as an Exhibit to Registrant’s Post-Effective Amendment No. 74, filed on October 1, 2004 and incorporated herein by reference.

(d)(3)                   (iii)Sub-Investment Management Agreement for Hallmark Total Return Bond Fund between Reserve Management Company, Inc. and Trainer Wortham & Company, Inc. filed as an Exhibit to Registrant’s Post-Effective Amendment No. 74, filed on October 1, 2004 and incorporated herein by reference.

(e)                                  Distribution Agreement between Registrant and Resrv Partners, Inc. filed as an Exhibit to Registrant’s Post-Effective Amendment No. 74, filed on October 1, 2004 and incorporated herein by reference.

(f)                                    Not applicable.

(g)(1)                   Custodian Agreement with Chase Manhattan Bank (now J.P. Morgan Chase & Co.) — filed as an Exhibit to Registrant’s Post Effective Amendment No. 17 filed September 29, 1999.

(g)(2))               Amendment to Global Custodian Agreement, dated April 27, 2005, filed as an Exhibit to Registrant’s Post-Effective Amendment No.75, filed on October 28, 2005 and incorporated herein by reference.

(h)                                 Not Applicable.

(i)                                     Opinion of Counsel – Filed herewith.

(j)                                     Consent of Independent Registered Public Accounting Firm – Filed herewith.

(k)                                  Not Applicable.

(l)                                     Not Applicable.

(m)                               Class R Shares Distribution Plan Pursuant to Rule 12b-1 for Hallmark First Mutual Fund, Hallmark Total Return Bond Fund and Hallmark Convertible Securities Fund filed as an Exhibit to Registrant’s Post-Effective Amendment No. 74 filed on October 1, 2004 and incorporated by reference.

(n)                                 18f-3 Plan filed as an Exhibit to Registrant’s Post-Effective Amendment No. 74 filed on October 1, 2004 and incorporated by reference.

(o)                                 Reserved.

(p)                                 (i)                                     Code of Ethics –Filed herewith.

(ii)                                  Code of Ethics - Trainer Wortham & Company, Inc. — Filed herewith.

(iii)                               Code of Ethics - Froley, Revy Investment Co., Inc. — Filed herewith.

Item 24. Persons Controlled by or Under Common Control with Registrant.

The Registrant does not control and is not under common control with any person or entity.

Item 25 Indemnification.

Article VII, Section 2 of the Registrant’s Agreement and Declaration of Trust provides as follows: The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Manager or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and, subject to the provisions of the Bylaws, the Trust out of its assets may indemnify and hold harmless each and every trustee and officer of the Trust from an against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee’s performance of his or her duties as a Trustee or officer of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

Article Sixth of the By-Laws of the Trust provide that any trustee and officer shall be indemnified against reasonable costs and expenses incurred in connection with any proceeding to which he or she is made a party by reason of his being or having been a trustee or officer of the Trust, except in relation to any action, suit or proceeding in which he or she is adjudged liable because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In the absence of an adjudication which expressly absolves a trustee or officer of liability for such willful misfeasance, etc., a written opinion of independent counsel is required prior to payment of indemnification.

Indemnification of the Trust’s investment advisor, distributor, custodian, administrator, transfer agent, dividend disbursing and redemption agent and accounting services agent is provided for, respectively, in Section 8 of the Investment Advisory Agreement (Exhibit 5(a)); Section 8 of the Underwriting Agreement (Exhibit 6(a)), Section 18 of the Custodian Agreement (Exhibit 8), Section 25 of the Administration Agreement (Exhibit 9(a)) Section 8(d) of the Administration Agreement (Exhibit 9(c)), and Section 23 of the Accounting Services Agreement (Exhibit 9(c)).

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities which have been registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser.

Reserve Management Company, Inc. (“RMCI”) acts as the investment adviser for each series of the following open-end registered management investment companies: The Reserve Fund, Reserve Tax-Exempt Trust, Reserve New York Tax-Exempt Trust, Hallmark Equity Series Trust, Hallmark Investment Series Trust, Reserve Municipal Money-Market Trust and Reserve Short Term Investment Trust.

Each executive officer of RMCI is listed below, including any business, profession, vocation or employment of a substantial nature in which each such person has been engaged since June 30, 2004 for his own account or in the capacity of director, officer, partner or trustee. Mr. Bruce Bent is Chairman, President, Treasurer, Chief Financial Officer and Trustee, Mr. Bruce Bent II is Co-Chief Executive Officer, Senior Vice President and Assistant Treasurer, and Mr. Arthur T. Bent III is Co-Chief Executive Officer, Senior Vice President and Assistant Secretary of each of the Trusts for which RMCI acts as investment adviser. The address of each of the registered investment management companies listed above, RMCI, Reserve Management Corporation and Resrv Partners, Inc. is 1250 Broadway, 32nd Floor, New York, New York 1000-3701.

Name	Position with the Adviser	Other Business
Bruce R. Bent	Chairman	Chairman and Director of Reserve Management Corporation; Chairman and Director of Resrv Partners, Inc.

Bruce R. Bent II	Vice Chairman, President, Assistant Secretary and Assistant Treasurer	Vice Chairman, Senior Vice President, Assistant Secretary and Assistant Treasurer of Reserve Management Corporation; Vice-Chairman, Secretary, Assistant Treasurer and Director of Resrv Partners, Inc.

Arthur T. Bent III	Vice Chairman, Chief Operating Officer, Treasurer, Sr. Vice President and Assistant Secretary	Vice Chairman, President, Treasurer and Assistant Secretary of Reserve Management Corporation; Vice Chairman, Treasurer, Assistant Secretary and Director of Resrv Partners, Inc.

Edmund P. Bergan, Jr.	Senior Vice President, General Counsel and Secretary	Senior Vice President, General Counsel and Secretary of Reserve Management Corporation; Senior Vice President, Treasurer and Assistant Secretary of Resrv Partners, Inc.

Christina Massaro	Chief Compliance Officer	Chief Compliance Officer of Resrv Partners, Inc.

Patrick J. Farrell	Chief Financial Officer	Chief Financial Officer of Resrv Partners, Inc.

Item 27. Principal Underwriter.

(a)                                  Resrv Partners, Inc., a principal underwriter of the Registrant, also acts as principal underwriter to The Reserve Fund, Reserve Tax-Exempt Trust, Reserve New York Tax-Exempt Trust, Reserve Municipal Money-Market Trust, Hallmark Equity Series Trust, Hallmark Investment Series Trust and Reserve Short- Term Investment Trust.

(b)                                 Provided below is the name, positions and offices with Resrv Partners, Inc. and positions and offices with each series of the Registrant for each Director, Officer or partner of Resrv Partners, Inc. The principal business address of each such person is 1250 Broadway, 32nd Floor, New York, New York 10001-3701.

Name	Position(s) and office(s) with Resrv Partners, Inc	Position(s) and office(s) with the Registrant
Bruce R. Bent	Chairman	Chairman, President and Treasurer

Bruce R. Bent II	Vice-Chairman, Secretary and Assistant Treasurer	Co-Chief Executive Officer, Senior Vice President and Assistant Treasurer

Arthur T. Bent III	Vice-Chairman, Treasurer and Assistant Secretary	Co-Chief Executive Officer, Senior Vice President and Assistant Secretary

Mary Belmonte	President	None

Edmund P. Bergan, Jr.	Senior Vice President, General Counsel and Assistant Secretary	Secretary and General Counsel

Christina Massaro	Chief Compliance Officer	Chief Compliance Officer

Patrick J. Farrell	Chief Financial Officer	Chief Financial Officer

(c)                                  Not applicable.

Item 28. Location of Accounts and Records.

Location of Accounts and Records All records required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained at 1250 Broadway, New York, NY 10001-3701 except those relating to receipts and deliveries of securities, which are maintained by the Registrant’s Custodian.

Item 29. Management Services.

See “Investment Management, Distribution, Service and Custodian Agreements” in Registrant’s Statement of Additional Information.

Item 30. Undertakings.

Not Applicable.

Signatures

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485 (b) under the Securities Act and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York, on the 27th day of October 2006.

Hallmark Investment Series Trust

By:	/s/ Bruce R. Bent II
Bruce R. Bent II, Co-Chief Executive Officer,
Senior Vice President and Assistant Treasurer

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Bruce R. Bent*	Chairman, President, Treasurer, and Trustee	October 27, 2006
Bruce R. Bent

/s/ Bruce R. Bent II	Co-Chief Executive Officer, Senior Vice President and Assistant Treasurer	October 27, 2006
Bruce R. Bent II

/s/ Arthur T. Bent III	Co-Chief Executive Officer, Senior Vice President and Assistant Secretary	October 27, 2006
Arthur T. Bent III

/s/ Edwin Ehlert, Jr.*	Trustee	October 27, 2006
Edwin Ehlert, Jr.

/s/ William Montgoris*	Trustee	October 27, 2006
William Montgoris

*By:	/s/ Bruce R. Bent II	October 30, 2006
Bruce R. Bent II
Attorney-in-Fact

Hallmark Investment Series Trust

Power of Attorney

Each of the undersigned, Bruce R. Bent, Edwin Ehlert, Jr. and William Montgoris, the Trustees, and Bruce R. Bent, Bruce R. Bent II, Arthur T. Bent III and Patrick J. Farrell, the Officers of the Hallmark Investment Series Trust, a registered investment company (the “Trust”), hereby authorizes each of Bruce R. Bent, Bruce R. Bent II, Arthur T. Bent III and Patrick J. Farrell, or any of them, as attorney-in-fact, to sign on his behalf, in the capacities indicated, any Registration Statement or amendment thereto (including post-effective amendments) for each series of the Trust and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

Dated: July 17, 2006

/s/ Bruce R. Bent	Chairman, President, Treasurer and Trustee
Bruce R. Bent	(principal executive officer)

/s/ Bruce R. Bent II	Co-Chief Executive Officer, Senior Vice
Bruce R. Bent II	President and Assistant Treasurer

/s/ Arthur T. Bent III	Co-Chief Executive Officer, Senior Vice
Arthur T. Bent III	President, Assistant Secretary

/s/ Patrick J. Farrell	Chief Financial Officer
Patrick J. Farrell	(principal financial officer)

/s/ Edwin Ehlert, Jr.	Trustee
Edwin Ehlert, Jr.

/s/ William Montgoris	Trustee
William Montgoris

EXHIBIT INDEX

Exhibit Numbers	Description

(i)	Opinion of Counsel

(j)	Consent of Independent Registered Public Accounting Firm

(p)(1)	Code of Ethics-Reserve

(p)(2)	Code of Ethics - Trainer Wortham & Company, Inc.

(p)(3i)	Code of Ethics - Froley, Revy Investment Co., Inc.